UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

NEURALSTEM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy statement, if other than the Registrant)

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NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

To Be Held On June 12, 2019
_________________________

Dear Stockholder:

We are pleased to invite you to the 2019 annual meeting of shareholders (the “Annual Meeting”) of Neuralstem Inc., a Delaware corporation (the “Company”), which will be held on June 12, 2019 (date of annual meeting will be disclosed in the definitive proxy statement) at 8:00 a.m. EDT at our principal offices located at 20271 Goldenrod Lane, Suite 2059, Germantown, MD 20876. If you wish to attend the Annual Meeting in person, you will need to RSVP at least 48 hours prior to the Annual Meeting (or by 8:00 a.m. EDT on June 10, 2019) to RSVP@neuralstem.com and please include your name in the subject line of the e-mail. Details regarding the business to be conducted at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials (“Notice”) you received in the mail and in this proxy statement (the “Proxy Statement”). The following summarizes the matters to be voted upon at the Annual Meeting:

1.	Election of one (1) member to Class II of the Board of Directors to serve for the following three years or until his resignation or his successor is qualified and elected;

2.	Ratification of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2019;

3.	Approve, for purposes of complying with Nasdaq Marketplace Rule 5635(b), the issuance of more than 20% of the Company’s issued and outstanding common stock to Tianjin Pharmaceuticals Group International Holdings Co., LTD;

4.	Approve an amendment to the Company’s amended and restated certificate of incorporation to authorize the Board of Directors (the “Board”) of the Company to effect a Reverse Split of the Company’s issued and outstanding Common Stock by a ratio of not less than 1-for-2 and not more than 1-for-25, with the Board having the discretion as to whether or not the Reverse Split is to be effected at any time prior to the first anniversary date of this Annual of stockholders, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Board in its sole discretion;

5.	To approve the Neuralstem 2019 Equity Incentive Plan (“Plan”) which contains provisions for: (i) the automatic annual increase to the number of share issuable under the Plan and (ii) the repricing of awards;

6.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Only shareholders of record as of the close of business on April 26, 2019 are entitled to receive notice of, to attend, and to vote at, the Annual Meeting.

We have elected to utilize the Securities and Exchange Commission’s (“SEC”) “notice and access” rules that allow issuers to furnish proxy materials to their shareholders on the Internet. The Company believes the “notice and access rules” allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. For further information, please see the section entitled Questions and Answers about the Proxy Materials and the Annual Meeting in this proxy statement.

Your vote is important. Whether you do or do not plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

Thank you for your ongoing support of, and continued interest in Neuralstem. We look forward to seeing you at our Annual Meeting.

Sincerely,

/s/ Kenneth Carter

Kenneth Carter

Executive Chairman

April 29, 2019

NEURALSTEM, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	8:00 a.m. EDT, on June 12, 2019 (date of annual meeting will be disclosed in the definitive proxy statement).

Place	20271 Goldenrod Lane, Suite 2059, Germantown, MD 20876.

Items of Business	(1)	To elect one (1) member to Class II of the Board of Directors to serve for the following three years or until his resignation or his successor is qualified and elected.

	(2)	To ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2019.

	(3)	To approve for purposes of complying with NASDAQ Rule 5635(b), the issuance of more than 20% of the Company’s issued and outstanding common stock to Tianjin Pharmaceuticals Group International Holdings Co., LTD.

	(4)	To approve an amendment to the Company’s amended and restated certificate of incorporation to authorize the Board of Directors (the “Board”) of the Company to effect a Reverse Split of the Company’s issued and outstanding Common Stock by a ratio of not less than 1-for-2 and not more than 1-for-25, with the Board having the discretion as to whether or not the Reverse Split is to be effected at any time prior to the first anniversary date of this Annual of stockholders, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Board in its sole discretion;”).

	(5)	To approve the Neuralstem 2019 Equity Incentive Plan (“Plan”) which contains provisions for: (i) the automatic annual increase to the number of share issuable under the Plan and (ii) the repricing of awards.

	(6)	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a Neuralstem stockholder as of the close of business on April 26, 2019 (“Record Date”).

Meeting Admission	You are entitled to attend the Annual Meeting only if you were a Neuralstem stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. Due to the limited seating and for security purposes if you wish to attend the Annual Meeting in person, you will be required to RSVP at least 48 hours prior to the Annual Meeting (or by 8:00 a.m. EDT on June 10, 2019) RSVP@neuralstem.com with your name in the subject line. You should be prepared to present photo identification for admittance. In addition, if you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or over the internet, by indicating your plans when prompted. Additionally, you will be required to email RSVP@neuralstem.com of your intention to attend the meeting in person at least 48 hours prior to the annual Meeting. In the event that more people RVSP than seating capacity, those who provided their RSVP first will receive admittance until seating capacity is reached.

The Annual Meeting will begin promptly at 8:00 a.m. EDT. Check-in will begin at 7:00 a.m. EDT, and you should allow ample time for the check-in procedures.

Voting	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (“Notice”) you received in the mail, the section entitled Questions and Answers About the Proxy Materials and the Annual Meeting beginning on page 1 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By order of the Board of Directors,

Kenneth Carter

Executive Chairman

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about April 29, 2019.

In this proxy statement, the words “Neuralstem,” “the Company,” “we,” “our,” “ours,” “us” and similar terms refer to Neuralstem, Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

* * * * *

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement and our 2018 Annual Report on Form 10-K for the fiscal year ended December 31, 2018, are available at http://www.astproxyportal.com/ast/21246/

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Neuralstem under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (Exchange Act), the sections of this proxy statement titled “Report of the Audit Committee of the Board of Directors” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (“SEC”)) shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing.

NEURALSTEM, INC.

20271 Goldenrod Lane, 2nd Floor

Germantown, Maryland 20876

(301)-366-4960

PROXY STATEMENT

GENERAL

We are providing you this proxy statement as part of a solicitation by the board of directors (“Board of Directors” or “Board”) of Neuralstem, Inc. for use at our 2019 Annual Meeting of Stockholders (“Annual Meeting”) and at any adjournment or postponement that may take place. We will hold our Annual Meeting on June 12, 2019 at 8:00 a.m. EDT (date of annual meeting will be disclosed in the definitive proxy statement) at our principal offices located at 20271 Goldenrod Lane, Suite 2059, Germantown, MD 20876. Only stockholders of record on April 26, 2019 (“Record Date”), are entitled to notice of and to vote at the meeting and at any adjournment or postponement that may take place.

We have elected to utilize the Securities and Exchange Commission’s “notice and access” rules that allow us to furnish proxy materials to our shareholders on the Internet. The Company believes the “notice and access rules” allows us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. For further information please see section entitled Questions and Answers about the Proxy Materials and the Annual Meeting in this proxy statement.

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about April 29, 2019. Unless the context otherwise requires, the terms "Neuralstem," “the Company,” “us,” “we,” “our,” “ours,” and “us” and similar terms, references Neuralstem, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

PROXY MATERIALS

1.	Why am I receiving these materials?

Our Board is providing these proxy materials to you on the internet or, upon your request, has delivered printed proxy materials to you, in connection with our Annual Meeting of Stockholders, which will take place on June 12, 2019 at 8:00 a.m. EDT (date of annual meeting will be disclosed in the definitive proxy statement) at 20271 Goldenrod Lane, Suite 2059, Germantown, MD 20876. As a stockholder, you are invited to attend the meeting and vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

•	Our proxy statement for the 2019 Annual Meeting of Stockholders;
•	Our 2018 Annual Report on Form 10-K for the fiscal year ended December 31, 2018; and
•	The proxy card or a voting instruction form for the Annual Meeting.

3.	What information is contained in these materials?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and most highly paid executive officers, corporate governance, and certain other required information.

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4.	Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our 2018 Annual Report to our stockholders by providing notice and access to these documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they specifically request them. Instead, the Notice which is mailed to stockholders will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may vote on the internet or telephonically. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

5.	I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

Customer Service

6201 15th Avenue

Brooklyn, NY 11219

800-937-5449

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

6.	How can I access the proxy materials over the internet?

The Notice will contain instructions on how to view our proxy materials for the Annual Meeting on the internet and vote your shares. Our proxy materials are also available on our website at www.neuralstem.com under “SEC Filings.” Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

VOTING INFORMATION

7.	What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

1.	Election of one (1) member to Class II of the Board of Directors to serve for the following three years or until his resignation or his successor is qualified and elected;

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2.	Ratification of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2019;

3.	Approve, for purposes of complying with Nasdaq Marketplace Rule 5635(b), the issuance of more than 20% of the Company’s issued and outstanding common stock to Tianjin Pharmaceuticals Group International Holdings Co., LTD;

4.	Approve an amendment to the Company’s amended and restated certificate of incorporation to authorize the Board of Directors (the “Board”) of the Company to effect a Reverse Split of the Company’s issued and outstanding Common Stock by a ratio of not less than 1-for-2 and not more than 1-for-25, with the Board having the discretion as to whether or not the Reverse Split is to be effected at any time prior to the first anniversary date of this Annual of stockholders, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Board in its sole discretion.

5.	To approve the Neuralstem 2019 Equity Incentive Plan (“Plan”) which contains provisions for: (i) the automatic annual increase to the number of share issuable under the Plan and (ii) the repricing of awards

6.	To transact such other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof (see Question 23 below).

8.	How does the Board recommend that I vote on each of the matters?

Our Board recommends that you vote your shares:

•	“FOR” each of the director nominees;

•	“FOR” the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

•	“FOR” the issuance of more than 20% of our issued and outstanding common stock to Tianjin Pharmaceuticals Group International Holdings Co., LTD;

•	“FOR” the Reverse Stock Split;

•	“FOR” the adoption of the Neuralstem 2019 Equity Incentive Plan;

9.	What shares can I vote?

Except as described below, each share of our common stock issued and outstanding as of the close of business on the Record Date is entitled to be voted on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had 20,013,437 shares of common stock issued and outstanding. We also had 534,809 shares of Series A 4.5% Convertible Preferred Stock, with a stated value of $12.7895 per share, that are outstanding but that have no voting rights with respect to the matters contained herein.

Voting Restrictions on Certain Shares

With regard to Proposal Number 3, the approval of the issuance of more than 20% of the issued and outstanding common stock to Tianjin Pharmaceuticals Group International Holdings Co., Ltd., the 4,000,685 shares held by Tianjin are not eligible to cast a vote as provided for in the Nasdaq Marketplace Rules

10.	How many votes am I entitled to per share?

Each holder of shares of common stock is entitled to one vote for each share of Common Stock held as of the Record Date. The holders of the Company’s outstanding Series A 4.5% Convertible Preferred Stock have no voting rights with respect to the matters contained herein.

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11.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those beneficially owned.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Neuralstem. As the stockholder of record, you have the right to grant your voting proxy directly to Neuralstem or to vote in person at the Annual Meeting. If you have requested printed proxy materials, enclosed in such materials will be a proxy card for you to use. You may also vote on the internet or by telephone, as below under the heading “How can I vote my shares without attending the Annual Meeting?”

Beneficial Owner

If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual Meeting?”

12.	If I am a Shareholder of Record, how do I vote?

If you are a shareholder of record, there are four ways to vote:

•	In person. You may vote in person at the Annual Meeting by requesting a ballot from an usher when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership as of the Record Date. Additionally, due to the limited seating and for security purposes if you wish to attend the Annual Meeting in person, you will need to RSVP 48 hours prior to the Annual Meeting (or by 8:00 a.m. EDT on June 10, 2019) to RSVP@neuralstem.com with your name in the subject line.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

13.	If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, there are four ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and wish to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy. Additionally, due to the limited seating and for security purposes if you wish to attend the Annual Meeting in person, you will need to RSVP at least 48 hours prior to the Annual Meeting (or by 8:00 a.m. EDT on June 10, 2019) to RSVP@neuralstem.com with your name in the subject line.

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You must bring a copy of the legal proxy to the Annual Meeting and ask for a ballot from an usher when you arrive. You must also bring valid picture identification such as a driver’s license or passport. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to an usher to be provided to the inspector of election.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions found in your Notice. The availability of Internet voting may depend on the voting process of the organization that holds your shares.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.

•	By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

14.	How are proxies voted?

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.

15.	What happens if I do not give specific voting instructions?

Shareholders of Record. If you are a shareholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

•	Sign and return a proxy card without giving specific voting instructions, then the person named as proxy holder, Kenneth Carter, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

16.	Can I change my vote or revoke my proxy?

You can change your vote or revoke your proxy at any time before the final vote at the meeting. You can do this by casting a later proxy through any of the available methods described in the questions and answers. If you are a stockholder of record, you can also revoke your proxy by delivering a written notice of your revocation to our Corporate Secretary at our principal executive office at 20271 Goldenrod Lane, 2nd floor, Germantown, Maryland 20876. If you are a beneficial owner, you can change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

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17.	How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of our common stock as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

18.	How are votes counted?

In the election of directors (Proposal Number 1), you may vote “FOR” the nominees or your vote may be “WITHHELD” with respect to the nominees.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN,” if you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the Board.

19.	What is the voting requirement to approve each of the proposals?

In the election of the director (Proposal Number 1), the persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected.

In the case of the following 3 proposals:

•	the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2018 (Proposal Number 2);
•	the approval for purposes of complying with Nasdaq Marketplace Rule 5635(b), the issuance of more than 20% of the Company’s issued and outstanding common stock to Tianjin Pharmaceuticals Group International Holdings Co., LTD (proposal Number 3);
•	the approval of the Neuralstem 2019 Equity Incentive Plan (Proposal Number 5);

the affirmative “FOR” vote of the holders of a majority of the voting power of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for approval. Provided however, that the shares held by Tianjin Pharmaceuticals Group International Holdings are not entitled to vote for Proposal Number 3.

The approval of the Reverse Split (Proposal Number 4) to effect a reverse split of all of our issued and outstanding common stock at a ratio between 1-for-2 and 1-for-25, the affirmative “FOR” vote of the holders of a majority of the voting power of our issued and outstanding common stock which is entitled to vote thereon is required for approval.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal Number 2).

20.	How do Broker Non-Votes and Abstentions Effect the Voting Results

With respect to the election of the directors (Proposal No. 1), under plurality voting, broker non-votes and abstentions would have no effect on determining the nominee elected.

With respect to the ratification of Dixon Hughes Goodman LLP (Proposal No. 2), shares that constitute broker non-votes are not considered votes cast on that proposal nor entitled to vote. Thus, broker non-votes will not affect the outcome of this matter, assuming that a quorum is obtained. Abstentions will have the same effect as a vote against.

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With respect to the approval of issuance of more than 20% of common stock (Proposal Number 3) , the Reverse Split (Proposal Number 4) and the Neuralstem 2019 Equity Incentive Plan (Proposal Number 5), broker non-votes will not be counted as shares entitled to vote and will have no effect on the results of the votes. Abstentions will have the same effect as a vote against.

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Please note that brokers may not vote your shares on the election of directors, the Reverse Split, approval of issuance of more than 20% of the common stock, or the 2019 Equity Incentive Plan proposals in the absence of your specific instructions. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice or voting instruction form.

21.	Is cumulative voting permitted for the election of directors?

No. You may not cumulate your votes for the election of directors.

22.	Who is paying for this proxy solicitation?

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying proxy card, the Notice of Internet Availability, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. The Company may request banks, brokers and other third parties to solicit their customers who beneficially own Common Stock listed of record in the name of such bank, broker or other third party, and the Company will reimburse such banks, brokers and third parties for their reasonable out-of-pocket expenses for such solicitations. The solicitation of proxies by mail may be supplemented by telephone, facsimile, Internet and personal solicitation by directors, officers and other employees of the Company, but no additional compensation will be paid to such individuals.

23.	What happens if additional matters are presented at the Annual Meeting?

Other than the five (5) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Kenneth Carter, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason, the nominees are not available as candidates for director, the person named as proxy holder will vote your proxy for such other candidate or candidates as may be nominated by the Board.

24.	Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four (4) business days after the Annual Meeting, which will also be available on our website.

ATTENDING THE ANNUAL MEETING

25.	How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a Neuralstem stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. Due to the limited seating and for security purposes if you wish to attend the Annual Meeting in person, you will need to RSVP at least 48 hours prior to the Annual Meeting (or by 8:00 a.m. EDT on June 10, 2019) to RSVP@neuralstem.com. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statements for the periods prior to and after April 26, 2019, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. The meeting will begin promptly at 8:00 a.m. EDT on June 12, 2019 (date of annual meeting will be disclosed in the definitive proxy statement). Check-in will begin at 7:00 a.m., local time, and you should allow ample time for the check-in procedures.

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26.	Who will count the votes?

We will appoint one of our officers, employees, or attorneys present at the meeting to act as the inspector of elections for any votes cast at the meeting. Also, our transfer agent will separately tabulate all votes FOR, AGAINST, and ABSTENTIONS on each matter, and for the directors nominated to be elected, as well as all abstentions and broker non-votes and votes made through the internet, telephone or by proxy for by shareholders of record and beneficial owners.

27.	How can I contact Neuralstem’s transfer agent?

Contact our transfer agent by either writing to American Stock Transfer & Trust Company, LLC, Attn: Customer Service, 6201 15th Avenue, Brooklyn, NY 11219, or by telephoning 800-937-5449.

STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS, RELATED BYLAW PROVISIONS AND MISCELLANEOUS ITEMS

28.	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals:

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Neuralstem’s Corporate Secretary in a timely manner and must contain the information required by our bylaws. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2020 Annual Meeting of Stockholders, the Corporate Secretary of Neuralstem must receive the written proposal at our principal executive offices no later than December 26, 2019; provided, however, that in the event that we hold our 2020 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2020 Annual Meeting, the deadline is a reasonable time before we begin to print and send our 2020 notices for the 2020 Annual Meeting. Such proposals also must comply with any applicable SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Neuralstem, Inc.

Attn: Corporate Secretary

20271 Goldenrod Lane, Suite 2024

Germantown, Maryland 20876

Fax: 301-560-6634

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of the Board, (2) otherwise properly brought before the meeting by or at the direction of the Board, or (3) a proper matter for stockholder action under the Delaware General Corporation Law that has been properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2020 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on February 11, 2019, and

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•	not later than the close of business on March 13, 2020.

In the event that we hold our 2020 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2019 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or

•	the 10th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates:

You may propose director candidates for consideration by our Governance and Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for membership on the Board, and should be directed to the Corporate Secretary of Neuralstem at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers and Corporate Governance——Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 17 of this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Disclosure of Hedged Positions

Any stockholder proposal or nomination of director candidate requires the disclosure and a description of (i) any direct or indirect opportunity for such stockholder to directly or indirectly profit or share in any profit derived from any increase or decrease in value of the shares of the Company, (ii) any proportionate interest in the shares of the Company or instruments held, directly or indirectly, by a general or limited partnership in which the stockholder or an associated person is a general partner or, directly or indirectly owns an interest in a general partner, (iii) any short interest in any security of the Company, (iv) any performance-related fees that such stockholder or associated person is entitled to based on any increase or decrease in the value of shares of the Company and (v) any hedging or other transaction or series of transactions that has been entered into by or on behalf of , or any other agreement, arrangement, or understanding (including, without limitation, any put, short position or any borrowing or lending of shares) that has been made, the effect or intent of which is to mitigate loss to or manage risk of share price changes for, or to increase or decrease the voting power of, the stockholder or associated person with respect to any share of the Company. For a complete description of disclosures required by stockholders of hedged positions, please see Section 2.16 the Company’s bylaws, as amended.

29.	How can I receive a copy of Neuralstem’s Bylaws?

You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

30.	Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 20271 Goldenrod Lane, Suite 2024, Germantown, Maryland 20876. The Company’s main telephone number is (301)-366-4960.

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BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK

The following table sets forth, as of April 15, 2019, information regarding beneficial ownership of our capital stock by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of 5% or more of any class of our voting securities;

•	each of our current directors and nominees;

•	each of our current named executive officers; and

•	all current directors and named executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security and includes any securities that person or group has the right to acquire within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that each of the beneficial owners of the common stock listed below, based on the information such beneficial owner has given to us, has sole investment and voting power with respect to such beneficial owner’s shares, except where community property laws may apply.

	Common Stock
Name and Address of Beneficial Owner (1)	Shares	Shares Underlying Convertible Securities		Total	Percent of Class (2)
Directors and named executive officers
Kenneth Carter	-	240,000		240,000	1.18%
Richard Daly (3)	23,312	-		23,312	*
James Scully (4)	-	250,000		250,000	1.23%
Stanley Westreich	127,392	97,139		224,531	1.12%
William Oldaker	19,797	71,410		91,207	*
Scott Ogilvie	6,617	76,991		83,608	*
Sandford Smith	53,249	5,721		58,970	*
Cristina Csimma, Pharm.D, MHP	30,522	44,745		75,267	*
Binxian Wei (5)	-	44,437	(8)	44,437	*
Xi Chen (5)	22,523	-		22,523	*
Jonathan Lloyd Jones (6)	7,859	-		7,859	*
All directors and named executive officers as a group (11 individuals)				1,121,714	5.38%

5% owners as reported on form SC 13G
Tianjin Pharmaceuticals Group International Holdings Co., LTD	4,000,685	-	(9)	4,000,685	19.99%
Sabby Volatility Warrant Master Fund (7)	1,558,145	-		1,558,145	7.79%
All directors, named executive officers, and 5% owners as a group (13 entities)				6,680,544	32.42%

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise indicated, the address of the beneficial owner is c/o Neuralstem, Inc. 20271 Goldenrod Lane, Germantown, MD 20876.

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(2)	Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants. There are 20,013,437 shares of common stock issued and outstanding as of April 15, 2019.
(3)	Mr. Daly resigned as Chief Executive Officer and Chairman of the Board effective July 31, 2018.
(4)	Mr. Scully’s term as Chief Executive Officer ended on December 31, 2018.
(5)	These individuals served as directors appointed by the Series A 4.5% Convertible Preferred Stock owners. Dr. Chen served through February 5, 2019 at which time he was replaced by Mr. Wei.
(6)	Mr. Lloyd Jones ceased to be our Chief Financial Officer as of April 30, 2017.
(7)

As reported by holder as of January 7, 2019. The address of Sabby Volatility Warrant Master Fund is c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007 Cayman Islands.

(8)	Reflects stock options conditionally granted upon shareholder approval of the Neuralstem 2019 Equity Incentive Plan per Proposal Number 5 in this Proxy Statement
(9)	Excludes 2,079,010 Common Shares issuable upon conversion of the remaining 534,809 Series A Preferred Shares. Series A Preferred Share conversion is limited to ownership of 19.99% of total number of Common Shares outstanding after giving effect to such conversion, unless Proposal 3 contained in this Proxy Statement is approved by the shareholders.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The names of our directors and executive officers and their ages, positions, and biographies as of April 1, 2019 (except for directors that will not remain in office subsequent to the Annual Meeting) are set forth below. Our executive officers are appointed by, and serve at the discretion of the Board. There are no family relationships among any of our directors or executive officers.

Name	Position	Age	Position Since
Named Executive Officers
Kenneth Carter	Executive Chairman	59	2019
Independent Directors
Scott V. Ogilvie	Director	67	2007
William Oldaker	Director	77	2007
Cristina Csimma	Director	60	2017
Sandford D. Smith	Director	72	2014
Binxian Wei	Director (Series A Preferred)	49	2019

Dr. Carter, has served as our executive chairman since January 2019. Dr. Carter has over 20 years of experience working in positions of substantial responsibility in the development and operations of early-stage biotechnology companies. Since 2010 when he co-founded the company, Dr. Carter has served as chairman of the board of directors of Noble Life Sciences, a private biotechnology company in Maryland.  From 2011 through 2017, Dr. Carter served as president and chief executive officer of Neximmune, Inc., a private biopharmaceutical company in Maryland.  He continues to serve as senior advisor of NexImmune. Prior to that, from 1999 through 2009, Dr. Carter served as president and chief executive officer of Avalon Pharmaceuticals, Inc. (NASDAQ: AVRX) until the company merged with Clinical Data, Inc. Dr. Carter also currently serves on the following boards of directors (i) since 2016, Antidote Therapeutics, Inc., a private biopharmaceutical company in Maryland, (ii) since 2011, BetaCat Pharmaceuticals, a private pharmaceutical company in Texas, and Maryland BioHealth Innovation, a biotechnology intermediary company in Maryland, and (iii) since 2007, Maryland Health Care Product Development Corporation, a biotechnology investment firm in Maryland.  Dr. Carter additionally serves as a lecturer and Adjunct Faculty member of Johns Hopkins University in Maryland. Dr. Carter holds a BS in Biology and Chemistry from Abilene Christian University, a Ph.D. in Human Genetics and Cell Biology from the University of Texas Medical Branch, and a Postdoctoral degree in Cell and Molecular Biology from University of Massachusetts Medical School. In evaluating Dr. Carter’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his prior work with both public and private organizations, including his experience in building biopharmaceutical organizations, his strong business development background and his past experience and relationships in the biopharma and biotech fields.

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Scott V. Ogilvie, has served as a director on our board since February 2008. Mr. Ogilvie is currently the Executive Chairman of Formula Four Beverages, Inc., a functional beverage company that manufactures and sell OXiGEN water.  Additionally, Mr. Ogilvie is currently the President of AFIN International, Inc., an international private equity and strategic advisory firm, which he founded in 2006. Prior to December 31, 2009, he was CEO of Gulf Enterprises International, Ltd, an investment and strategic advisory company with primary activities in the Middle East and North Africa. He held this position since August 2006. Mr. Ogilvie previously served as Chief Operating Officer of CIC Group, Inc., an investment manager, a position he held from 2001 to 2007. He began his career as a corporate and securities lawyer with Hill, Farrer & Burrill, and has extensive public and private corporate management and board experience in finance, real estate, and life science and technology companies. During the past 5 years, Mr. Ogilvie has served on the board of directors of  Inpsyr Therapeutics, Inc. (OTCQB: NSPX) and Oxigenesis, Inc. and the Advisory Board of Profusa, Inc..  In evaluating Mr. Ogilvie’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his prior work in both public and private organizations regarding corporate finance, securities and compliance and international business development.

William Oldaker, has served on our board of directors since April 2007. Mr. Oldaker is a founder and partner in the Washington, D.C. law firm of Oldaker Group LLC. Prior to founding the firm in 1993, Mr. Oldaker was a partner in the Washington office of the law firm of Manatt, Phelps and Phillips from 1987 to 1993. In 2004, Mr. Oldaker was a founder of Washington First Bank in Washington, D.C. and serves as a member of the board of directors. He previously served as a director of Century National Bank, from 1982 until its acquisition in 2001. Mr. Oldaker was appointed by President Clinton to serve as a commissioner on the National Bioethics Advisory Commission, a post he held until 2001. He is a member of the Colorado, D.C. and Iowa Bar Associations, the Bar Association for the Court of Appeals, D.C., and the Bar of the United States Supreme Court. He is also a partner in The National Group, a consulting firm. In evaluating Mr. Oldaker’s specific experience, qualifications, attributes and skills in connection with his appointment to our board, we took into account his extensive experience with managing and developing federal government regulations and expertise in the legislative process. He also was a founding member, and has served on the board of directors of a bank for almost thirty years.

Sandford D. Smith, has served on our board of directors since March 2014. Since December 2011, Mr. Smith has served as Founder and Chairman of Global Biolink Partners. From 1996 until 2011, Mr. Smith served in various senior and executive management positions at Genzyme Corporation (Formerly NASDAQ: GENZ), including Executive Vice President and President, International Group with responsibility for the commercial activities for Genzyme’s products outside of the U.S. Prior to joining Genzyme, Mr. Smith served from 1986 to 1996 as President and Chief Executive Officer and a Director of Repligen Corporation, a formerly publicly traded biotechnology company. Mr. Smith previously held a number of positions with Bristol-Myers Squibb Company (NYSE: BMY) from 1977 to 1986, including Vice President of Business Development and Strategic Planning for the Pharmaceutical Group. Mr. Smith currently serves as a director of Cytokynetics, Inc. (NASDAQ: CYTK), Apricus Biosciences, Inc. (NASDAQ: APRI) and as chairman of Aegerion Pharmaceuticals, Inc. (NASDAQ: AEGR) and. Mr. Smith serves as a member of the President’s Advisory Board of Brigham and Women’s Hospital in Boston, member of the Advisory Board of Tullis Health Investors in Greenwich, and an advisor to BioNEST Partners in New York and Paris. Mr. Smith also is the founder of Smith Scholars, a medical residency program for physicians from resource-poor nations. In selecting Mr. Smith as a board member, the board took into account his history of marketing and developing of therapies targeted at rare disease or those with orphan designations as well as his general experience in the biotech industry.

Cristina Csimma, has served on our board of directors since September 2017. She also serves on the Board of Directors of Idera Pharmaceuticals (NASDAQ: IDRA), a clinical stage biopharmaceutical company and T1D Exchange, a nonprofit research organization for type 1 diabetes. She also serves on various advisory boards, including: the Muscular Dystrophy Association Venture Philanthropy Scientific Advisory Committee; the Executive Oversight Board to the National Institutes of Health (NIH) NeuroNext Network; the Harvard and Brigham and Women’s Hospital MRCT Center External Advisory Board, and the TREAT-NMD Advisory Committee for Therapeutics (TACT) She was previously the Executive Chair of the Board of Directors of Exonics Therapeutics, a Director of Juniper Pharmaceuticals (acquired in August 2018 by Catalent), Vtesse (acquired in March 2017 by Sucampo Pharmaceuticals) and Cydan, where she was also President and founding CEO, the Vice President of Drug Development at Virdante Pharmaceuticals Inc (acquired by Momenta), Principal at Clarus Ventures LLC, and held roles in Clinical Development and Translational Research at Wyeth (now Pfizer), Genetics Institute and Dana Farber Cancer Institute. Dr. Csimma holds both a Doctor of Pharmacy and a Bachelor of Science in Pharmacy from the Massachusetts College of Pharmacy and Allied Health Sciences, as well as a Master of Health Professions from Northeastern University. In selecting Dr. Csimma, the board took into account her vast experience in the pharmaceutical industry, including her successes in developing drugs for various diseases throughout her career.

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Binxian Wei, has served on our board of directors since February 2019. He has been the V.P. of Darsheng Trade & Tech. Development Co, Ltd. (a subsidiary to Tianjin Tiayo Pharmaceutical Co., Ltd.) since 2015. He is responsible for API and finished dosage marketing for Chinese pharmaceutical companies. From 2008 through 2010, he worked as a business development manager for Sakai Trading.  He holds a Master’s degree in Mathematical & Computer Sciences from Colorado School of Mines, a Master’s Degree and Bachelor’s Degree in Chemical Engineering from Tianjin University in China. Bin-Xian Wei was appointed as the director representative of the Series A 4.5% Convertible Preferred Stock by Tianjin Pharmaceuticals Group International Holdings Co., LTD, the sole holder of the outstanding Series A 4.5% Convertible Preferred Stock.

Board of Directors

Our Board consists of seven (7) members. Stanley Westreich has notified the Board that he will not be running for re-election at the Annual Meeting. Accordingly, subsequent to the Annual Meeting, we will have six (6) members of the Board. Our business, property and affairs are managed under the direction of the Board. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Our Board is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require its approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

Board Meetings

During 2018, the Board held eleven (11) meetings and acted through unanimous written consent five (5) times. Each director attended at least 75% of all meetings of the general Board and each respective committee on which such director serves. The Board currently holds regularly scheduled meetings and calls for special meetings or acts through unanimous written consents as necessary. Meetings of the Board may be held telephonically. Directors are expected to attend all board meetings and meetings of the committees of the board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties. Information with regard to committee meetings and written consent is provided for below in the section of this proxy statement entitled “Committees.” Although attendance of meetings is encouraged, we do not have a formal policy regarding attendance by directors at board and committee meetings.

Attendance at 2018 Annual Meeting

Though we do not have a formal policy regarding attendance by directors at annual meetings of stockholders, attendance is encouraged. Our 2018 Annual Meeting was attended, in person by the following Company directors: Messrs. Daly, Ogilvie, Oldaker, Smith and Dr. Csimma; and was attended telephonically by director Mr. Westreich. Dr. Chen, our former Series A Convertible Preferred Stock director was not in attendance.

Classification of Board

Pursuant to our bylaws, we have a classified Board which is divided into three classes with staggered three-year terms. Only one class may be elected each year, while the directors in the other classes continue to hold office for the remainder of their three-year terms. The Board may, on its own, determine the size of the exact number of directors on the Board and may fill vacancies on the Board. Notwithstanding, the holder of our Series A 4.5% Convertible Preferred Stock has the right to appoint one board member. Binxian Wei has been appointed and currently serves as such director as of February 5, 2019. The procedure for electing and removing directors on a classified board of directors generally makes it more difficult for stockholders to change management control by replacing a majority of the board at any one time, and the classified board structure may discourage a third party tender offer or other attempt to gain control of the Company and may maintain the incumbency of directors. In addition, under our bylaws, directors may only be removed from office by a vote of the majority of the shares then outstanding and eligible to vote.

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Independent Directors

Our common stock is listed on the NASDAQ Capital Market. As such, we are subject to the NASDAQ Stock Market LLC (“NASDAQ”) director independence standards. In accordance with these standards, in determining independence the Board affirmatively determines whether a director has a "material relationship" with Neuralstem that would compromise his or her independence from management or would cause him or her to fail to meet the NASDAQ’s specific independence criteria. When assessing the "materiality" of a director's relationship with Neuralstem, the Board considers all relevant facts and circumstances, not merely from the director's standpoint, but from that of the persons or organizations with which the director has an affiliation, and, where applicable, the frequency and regularity of the services, and whether the services are being carried out at arm's length in the ordinary course of business. Material relationships can include commercial, consulting, charitable, familial and other relationships. A relationship is not material if, in the Board's judgment, it is not inconsistent with the NASDAQ’S director independence standards and it does not compromise a director's independence from management.

Applying the NASDAQ’s standards, the Board has determined that Messrs. Ogilvie, Oldaker, Smith, Westreich, and Wei and Dr. Csimma are each “independent” as that term is defined by the NASDAQ’s standards. Only Mr. Oldaker is up for reelection at the 2019 Annual Meeting.

Communications with Directors

We have adopted a formal process for shareholder communications with our independent directors. The policy, is available on our website, www.neuralstem.com in the “Governance Documents” section in the “Corporate Governance” section under the “Investors” tab. The Document is named “Board Contact.” Individuals wanting to communicate with our directors are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, Neuralstem, Inc., 20271 Goldenrod Lane, Suite 2024, Germantown, MD 20876.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by us that are addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

Corporate Governance Guidelines and Code of Ethics

We have adopted Corporate Governance Guidelines that are intended to ensure that our Board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions that are independent of management. The Corporate Governance Guidelines are intended to align the interests of directors and management with those of our shareholders and establish practices for the Board with regard to its oversight of the Company. Under our guidelines, the Board conducts a self-evaluation to assess adherence to the Corporate Governance Guidelines and identify opportunities to improve Board performance. A copy of our codes can be viewed on our website at www.neuralstem.com under “Governance Documents” in the “Corporate Governance” section under the “Investors” tab.

In addition to our Corporate Governance Guidelines, we have adopted several guidelines intended to promote the honest and ethical conduct of our officers, directors, employees and consultants. They include, our "Code of Ethics” that applies to our officer, directors and employees and our “Finance Code of Professional Conduct” that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and any persons who participate in our financial reporting process. A copy of our codes can be viewed on our website at www.neuralstem.com under “Governance Documents” in the “Corporate Governance” section under the “Investors” tab.

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The codes incorporate our guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The codes also incorporate our expectations of our officers, directors and employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the codes incorporate guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; reporting violations; and maintaining accountability for adherence to the codes.

We intend to disclose future amendments to certain provisions of our codes, or waivers of such provisions on our web site within four business days following the date of such amendment or waiver.

Stock Ownership Guidelines

On November 10, 2016, we adopted stock ownership guidelines for our Chief Executive Officer, Chief Scientific Officer and named executive officers. Under the guidelines, our CEO and CSO are expected to own shares of our common stock that have a value equal to 2x their respective annual salaries. All other named executive officers or Section 16 filing employees are expected to own shares of our common stock that have a value equal to 1x their respective annual salaries. Shares may be owned directly by the individual or owned jointly with or separately by the individual’s spouse, or held in trust for the benefit of the individual, the individual’s spouse or children. Share ownership requirements must be met within five years after first becoming subject to the guidelines.

Committees

We have established three (3) corporate governance committees comprised of the: (i) Audit Committee; (ii) Compensation Committee; and (iii) Governance and Nominating Committee. The committee membership and the function of each of the committees are described below. Each committee is governed by written committee charters. We periodically review such charters and may amend or update the process and procedures contained therein. In the event of such amendment or update, we will promptly post our revised charter on our website. In addition to our established committee, we may from time to time establish special committees as the Board deems necessary. A copy of each respective committee’s charter can be viewed on our website at www.neuralstem.com under “Corporate Governance” under the “Investors” tab.

The table below identifies the Board’s standing committees and committee membership as of March 31, 2019:

Director	Independent	Audit Committee	Governance and Nominating Committee	Compensation Committee
William Oldaker	Yes	Chair	---	Member
Scott Ogilvie	Yes	Member	Member	---
Stanley Westreich *	Yes	---	Member	Member
Dr. Cristina Csimma	Yes	---	Chair	---
Sandford D. Smith	Yes	Member	---	Chair

* Mr. Westreich is not running for reelection at the 2019 Annual Meeting

Each member of the Audit Committee, the Compensation Committee and the Governing and Nominating Committee is considered independent under Nasdaq listing criteria.

Audit Committee

We have a designated audit committee in accordance with section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Messrs. Ogilvie, Oldaker and Smith. The main function of our Audit Committee is to oversee our accounting and financial reporting processes. The Audit Committee assists the Board in fulfilling its oversight and monitoring responsibility of reviewing the financial information provided to shareholders and others, appoints Neuralstem’s independent registered public accounting firm, reviews the services performed by the independent registered public accounting firm and Neuralstem’s finance department, evaluates Neuralstem’s accounting policies and the system of internal controls established by management and the Board, reviews significant financial transactions, and oversees enterprise risk management.

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During 2018, our Audit Committee held five (5) meetings and acted by written consent four (4) times. The Board has determined that Messrs. Ogilvie, Oldaker are each an “audit committee financial expert” within the meaning of SEC rules. An audit committee financial expert is a person who can demonstrate the following attributes: (1) an understanding of generally accepted accounting principles and financial statements; (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions.

Governance and Nominating Committee

Our Governance and Nominating Committee’s purpose is to assist our board of directors in identifying individuals qualified to become members of our board of directors consistent with criteria set by our board of directors, to oversee the evaluation of the board of directors and management, and to develop and update our corporate governance principles. The Governance and Nominating Committee has recommended to the full Board the nominee named in this Proxy Statement for election to the Board. Messrs. Westreich, Ogilvie and Dr. Csimma are the members of the Governance and Nominating Committee. During 2018, our Governance and Nominating Committee held three (3) meetings and acted by written consent four (4) times.

The Governance and Nominating Committee evaluates candidates for the Board. Candidates may come to the attention of the Governance and Nominating Committee through current Board members, professional search firms, stockholders or other persons. The Governance and Nominating Committee will consider nominees recommended by our stockholders. For additional information regarding the process for nominee submission and selection, see the “Consideration of Director Nominees” on page 17 of this proxy statement.

Compensation Committee

The Compensation Committee reviews and approves the compensation arrangements for Neuralstem’s executive officers, including the CEO, administers our equity compensation plans, and reviews the Board’s compensation. Messrs. Smith, Westreich, and Oldaker are members of the Compensation Committee. During 2018, the Compensation Committee held four (4) meetings and acted by written consent two (2) times.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. At present, the positions of Chairman and Chief Executive Officer are held by the same individual.  Based on our Chief Executive Officer’s knowledge of the Company, its business and its industry, the Board believes this structure is currently in the best interest of the Company and its shareholders.

Risk Oversight

The Company has a risk management program overseen by our Principal Executive Officer. Material risks are identified and prioritized by management, and each prioritized risk is referred to a Board Committee or the full Board for oversight. For example, strategic risks are referred to the full Board while financial risks are referred to the Audit Committees. The Board regularly reviews information regarding the Company's liquidity and operations, as well as the risks associated with each, and annually reviews the Company's risks as a whole. Also, the Compensation Committee periodically reviews the most important risks to the Company to ensure that compensation programs do not encourage excessive risk-taking. Mr. Stanley Westreich currently serves as the Board’s lead independent board member. Upon Mr. Westreich’s retirement from the Board subsequent to the 2019 Annual Meeting, the Board will review the need for a lead independent director. The Company’s lead independent director has the following responsibilities:

•	Advising the executive chairman of the Board as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively and responsibly.

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•	Confirming the agenda with the Chief Executive Officer for meetings of the Board.

•	Coordinating and moderating executive sessions of the Board’s independent directors.

•	Acting as the principal liaison between the independent directors and the executive chairman of the Board on sensitive issues.

•	Performing such other duties as the Board may from time to time delegate in order to assist the Board in the fulfillment of its responsibilities.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

The policy of our Governance and Nominating Committee is to consider properly submitted recommendations for candidates to the Board from stockholders. In evaluating such recommendations, the Governance and Nominating Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations for consideration by the Governance and Nominating Committee should include the candidate’s (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (v) a written indication of the candidate’s willingness to serve on the Board, (vi) any other information required to be provided under securities laws and regulations, and (vii) a written indication to provide such other information as the Governance and Nominating Committee may reasonably request. There are no differences in the manner in which the Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent to:

Neuralstem, Inc.

Attn: Corporate Secretary

20271 Goldenrod Lane, Suite 2024

Germantown, Maryland 20876

Fax: 301-560-6634

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Question 28”— What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 8 of this proxy statement.

Director Qualifications

Our Governance and Nominating Committee will evaluate and recommend candidates for membership on the Board consistent with criteria established by the Board. While the Board has not adopted a formal diversity policy or specific standards with regard to the selection of director nominees, due to the nature of our business, the Board believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates.

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Although the Board has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board to possess, when considering a potential non-incumbent candidate, the Governance and Nominating Committee will factor into its determination the following qualities of a candidate: educational background, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, knowledge of our business, integrity, professional reputation, independence, and ability to represent the best interests of our stockholders.

The Board is composed of a diverse group of individuals who have gained experience over their respective careers in strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Most of our directors also have experience serving on boards of directors and board committees of other public and private companies, which provides an understanding of different business processes, challenges, and strategies. Some of our directors also have experience with regard to the protection of intellectual property and litigation strategy as well as with the development of our core technologies.

The Governance and Nominating Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of our board members described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Identification and Evaluation of Nominees for Directors

Our Governance and Nominating Committee uses a variety of methods for identifying and evaluating nominees for directors. Our Governance and Nominating Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Governance and Nominating Committee through stockholders, management, current members of the Board, or search firms. The evaluation of these candidates may be based solely upon information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the committee deems appropriate, including the use of third parties to review candidates.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and stockholders owning more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Based solely on our review of Form 3, 4 and 5’s, the following table provides information regarding any of the reports which were filed late during the fiscal year ended December 31, 2018:

Name of Reporting Person	Type of Report and Number Filed Late	No. of Transactions Reported Late

Kenneth Carter	Form 3	1

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Procedure

We review all known relationships and transactions in which Neuralstem and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our management, in consultation with our outside legal consultants, determines based on specific fact and circumstances whether Neuralstem or a related party has a direct or indirect interest in these transactions. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

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If it is determined that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;

•	the nature of the related party’s interest in the transaction;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Neuralstem and our stockholders;

•	the potential impact of the transaction on a director’s independence; and

•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

Related Party Transactions

Summarized below are certain transactions and business relationships between Neuralstem and persons who are or were an executive officer, director or holder of more than five percent of any class of our securities since January 1, 2017.

Information regarding disclosure of an employment relationship or transaction involving an executive officer and any related compensation solely resulting from that employment relationship or transaction is included in the Section of this proxy statement entitled “Director Compensation” and “Executive Compensation.”

Information regarding disclosure of compensation to a director is included in the Section of this proxy statement entitled “Director Compensation.”

Information regarding the identification of each independent director is included in the Section of this proxy statement entitled “Director, and Executive Officers -- Independent Directors.”

All of our officers and directors enter into our standard indemnification agreement.

•	On April 10, 2017, the Board and Compensation Committee amended the Company’s non-employee director compensation plan. Under the amended plan, each director receives $100,000 payable in either (i) cash, (ii) equity grants consisting of common stock purchase options, restricted stock units or restricted stock, or (iii) a combination thereof at the election of each non-employee director. Dr. Johe is also entitled to receive an annual stock option award to purchase at least 100,000 shares of common stock which shall each vest over a five (5) year period.

In addition to amending the plan, the Board and Compensation Committee approved the payment of the directors’ previously deferred compensation for the period from July 1, 2016 through June 30, 2017.

•	Between September 23, 2016 and May 15, 2017, Richard Daly, our former CEO and Chairman purchased an aggregate of 23,312 shares of common stock at prices ranging from $3.64 to $4.16 based on the closing price of the common stock on such respective date of purchase. The company received aggregate proceeds of approximately $90,000 from the sale of such securities.

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•	Between September 23, 2016 and March 24, 2017, Jonathan Lloyd Jones, our former CFO purchased an aggregate of 7,859 shares of common stock at prices ranging from $4.16 to $5.50 based on the closing price of the common stock on such respective date of purchase. The company received aggregate proceeds of $40,000 from the sale of such securities.

DIRECTOR COMPENSATION

Board Compensation Arrangements

Our non-executive director compensation program is overseen and approved by our Compensation Committee and is designed to enable us to continue to attract and retain highly qualified directors by ensuring that director compensation is in line with peer companies competing for director talent, and is designed to address the time, effort, expertise, and accountability required of active board membership. In general, we believe that annual compensation for non-employee directors should be cash and equity based and designed to compensate members for their service on the Board and its committees, align the interests of directors and stockholders and, by vesting over time, to create an incentive for continued service on the Board. Our Compensation Committee annually reviews and approves compensation programs related to our non-employee members of the Board of Directors.

The following are the terms of our legacy and current amended Director Compensation Plans pursuant to which non-employee directors are compensated:

Current Plan (currently in effect)

Effective July 1, 2017, the compensation committee of the Company approved an amendment to the non-employee Board compensation policy, whereby each non-employee director will receive a $100,000 annual board fee subject to annual review and adjustment. The annual board fee is payable as follows: (i) up to $50,000 in cash and (ii) the balance in equity grants consisting of common stock purchase options, restricted stock units or restricted stock, at the election of each non-employee director. Directors electing to receive a portion of their annual fee in cash will receive four equal quarterly payments during the year. Applicable equity grants will be made as of July 1 of each year and will vest quarterly over the grant year. Fees for new directors appointed or elected during the year will be pro-rated and made on the fifth (5th) day following such approval and acceptance on the Board.

Each non-employee director continuing service will be required to make an election to receive the board fee in either cash, restricted stock, restricted stock units, or common stock options or a combination thereof by June 15th of each year. All grants of restricted stock and restricted stock units will be valued using the adjusted closing bid price of the Company’s common stock on the applicable grant date. All option grants will be valued using the Black-Scholes option pricing model and are subject to customary assumptions used in the preparation of the financial statements.

Legacy Plan (no longer in effect)

On April 10, 2017, the director compensation plan was modified such that each non-employee director receives a $100,000 annual board fee subject to annual review and adjustment. The annual board fee is payable in either (i) cash, (ii) equity grants consisting of common stock purchase options, restricted stock units or restricted stock, or (iii) a combination thereof at the election of each non-employee director. Directors electing to receive their annual fee in cash will receive four equal quarterly payments during the year. Applicable equity grants will be made as of July 1 of each year and will vest quarterly over the grant year. Fees for new directors appointed or elected during the year will be pro-rated and made on the fifth (5th) day following such approval and acceptance on the Board.

Each continuing director will be required to make an election to receive the board fee in either cash, restricted stock, restricted stock units, or common stock options by June 15th of each year. All grants of restricted stock and restricted stock units will be valued using the adjusted closing bid price of the Company’s common stock on the applicable grant date. All option grants will be valued using the Black-Scholes option pricing model and are subject to customary assumptions used in the preparation of the financial statements.

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Board Compensation for 2018 Board Year

The following table summarizes compensation paid to non-employee directors during the board year July 1, 2018 through June 30, 2019.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Nonequity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	($) (b)	($) (c)	($) (d)	($) (e)	($) (f)	($) (g)	($) (h)
William Oldaker
Independent Director (1)	$50,000	-	$50,000	-	-	-	$100,000
Scott Ogilvie
Independent Director (2)	$50,000	-	$50,000	-	-	-	$100,000
Stanley Westriech
Independent Director (3)	$50,000	-	$50,000	-	-	-	$100,000
Cristina Csimma
Independent Director (4)	$50,000	-	$50,000	-	-	-	$100,000
Xi Chen
Independent Director (5)	$25,000	$25,000	-	-	-	-	$50,000
Sandford Smith
Independent Director (6)	$50,000	$50,000	-	-	-	-	$100,000

 __________________________

(1)	On July 2, 2018, the Director elected to receive his annual compensation for the period from July 1, 2018 through June 30, 2019 in the form of $50,000 in cash and $50,000 in common stock purchase options represented by 59,660 options with an exercise price of $1.11 and a term of 10 years. The shares vest quarterly over the grant year.

(2)	On July 2, 2018, the Director elected to receive his annual compensation for the period from July 1, 2018 through June 30, 2019 in the form of $50,000 in cash and $50,000 in common stock purchase options represented by 59,660 options with an exercise price of $1.11 and a term of 10 years. The shares vest quarterly over the grant year.

(3)	On July 2, 2018, the Director elected to receive his annual compensation for the period from July 1, 2018 through June 30, 2019 in the form of $50,000 in cash and $50,000 in common stock purchase options represented by 59,660 options with an exercise price of $1.11 and a term of 10 years. The shares vest quarterly over the grant year.

(4)	On July 2, 2018, the Director elected to receive his annual compensation for the period from July 1, 2018 through June 30, 2019 in the form of $50,000 in cash and $50,000 in common stock purchase options represented by 59,660 options with an exercise price of $1.11 and a term of 10 years. The shares vest quarterly over the grant year.

(5)	On July 2, 2018, the Director elected to receive his annual compensation for the period from July 1, 2018 through June 30, 2109 in the form of $50,000 in cash and $50,000 in restricted stock units represented by 45,046 shares. The Director ceased serving on the Board of Directors as of February 5, 2019. Accordingly, such compensation represents the portion of the Board year served.

(6)	On July 2, 2018, the Director elected to receive his annual compensation for the period from July 1, 2018 through June 30, 2019 in the form of $50,000 in cash and $50,000 in restricted stock awards representing 45,046 shares. The shares vest quarterly over the grant year.

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EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives

Our non-executive director and executive compensation programs impact all of our employees by establishing a general framework for compensation and creating a work environment focused on expectations, goals, and rewards. Because the performance of every employee is important to the overall success of the Company, our Board is mindful of the impact that our compensation programs have on all of our employees. In considering our compensation policies and practices, our Board balances the needs to conserve cash and minimize stockholder dilution against the requirements to attract, retain, and motivate our non-executive directors, executives and other employees while fostering an innovative and entrepreneurial corporate culture. Our Board strives to act in the long-term best interests of the Company and its stockholders, as well as ensure that the components of compensation do not, individually or in the aggregate, encourage excessive risk-taking.

Compensation-Setting Process

Role of the Board, Compensation Committee and Management

The Compensation Committee is responsible for overseeing, determining, recommending and approving the compensation of our non-executive directors, CEO and other executives, including the other Named Executive Officers. From time to time during the year, the Compensation Committee will review the compensation of our non-executive directors, CEO and other executives, determine whether to make any adjustments to their respective compensation. With regard to our executive officers, the Compensation Committee reviews base salaries, determine whether an annual incentive award was earned for the last completed fiscal year based on its assessment of the Company and individual performance for that period and, if so, the amount of any such bonuses, and determine whether to make equity awards based on Company and individual performance.

As described below, the Compensation Committee gives considerable weight to our CEO’s performance evaluation of the other executives because of his direct knowledge of each executive’s performance and contributions. The Compensation Committee conducts an annual review of our executives’ compensation and considers adjustments in executive compensation levels to ensure alignment with our compensation strategy and competitive market practices. During this process, the Compensation Committee is also mindful of the results of the shareholder’s Advisory Vote on Executive Compensation during the most recent vote and although not binding, is considered in the compensation setting process.

Role of Senior Management

The Compensation Committee typically seeks the input of our CEO when discussing the performance of and compensation for our other executives, including the other Named Executive Officers. In this regard, at the request of the Compensation Committee our CEO reviews the performance of the other executives, including the other Named Executive Officers, annually and presents to the Compensation Committee his conclusions and recommendations as to their compensation, including base salary adjustments, annual incentive awards, and long-term equity incentive awards. The Compensation Committee then uses these recommendations as one factor in its deliberations to determine the compensation of our executives.

Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the oversight of our non-executive director and executive compensation program and related policies and practices. For compensation related to the year end 2018, the Compensation Committee consulted with Radford, an Aon Hewitt Company and national compensation consulting firm with regard to our executive compensation program. Radford was engaged to provide the Compensation Committee with information, recommendations, and other advice relating to these compensation programs on an ongoing basis. Radford was directly engaged and serves at the discretion of the Compensation Committee and provides no other services to the Company.

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Competitive Positioning

In making compensation decisions, the Compensation Committee reviews independent survey data, such as the Radford Global Life Sciences compensation survey, as well as publicly-available data from companies with which we compete for executive talent. The companies chosen for comparison may differ from one executive to the next depending on the scope and nature of the business for which the particular executive is responsible.

Although the compensation data from comparable companies is useful comparative information, the Compensation Committee does not require that the compensation components of the non-executive directors or individual executives bear any particular relationship to the compensation of non-executive director or executives of similar positions of those comparable companies. In development-focused companies within the biopharmaceutical industry, many traditional measures of corporate performance, such as earnings-per-share or sales growth, may not readily apply in reviewing the performance of executives. Because of the Company’s current stage of development, the Compensation Committee evaluates other indications of performance, including progress towards the Company’s research and development programs and corporate development activities, as well as the Company’s success in securing capital sufficient to enable the Company to continue research and development activities, in its decision-making process.

Say-on-Pay

At our 2017 Annual Meeting of Stockholders held on June 22, 2017, we submitted two proposals to our stockholders regarding our executive compensation practices.

The first was an advisory vote on the 2016 compensation awarded to our named executive officers (commonly known as a “say-on-pay” vote). At our 2017 annual meeting, excluding broker non-votes, approximately 1,769,425 shares cast votes with regard to the say-on-pay proposal. Of those, 1,556,672 or approximately 88%, of the shares approved the compensation of named executive officers. We believe that the outcome of our say-on-pay vote signals our stockholders’ support of our compensation approach, specifically our efforts to retain and motivate our named executive officers. In light of this stockholder support, the Compensation Committee determined not to change its approach to compensation. However, even though stockholders demonstrated overwhelming support for our compensation approach in 2017, the Compensation Committee annually reevaluates our compensation practices to determine how they might be improved. The Compensation Committee will continue to consider the outcome of say-on-pay votes when making future compensation decisions for our named executive officers.

The second proposal was a vote on the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers (commonly known as a “say-when-on-pay” vote). The frequency of every year received the highest number of votes cast. Notwithstanding these results, our Board of Directors determined that we would hold our next say-on-pay votes at the 2020 Annual Meeting.

Summary Compensation Table

The following table sets forth information regarding the compensation paid to, or earned by, our named executive officers for the years ended December 31, 2018 and 2017.

							Non-qualified
						Nonequity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal Position	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
(a)	(b)	($) (c)	($) (d)	($) (e)	($) (f) (2)	($) (g)	($) (h)	($) (i) (1)	($) (j)
Richard J. Daly	2018	$239,167	146,370	–	–	–	–	–	$385,537
Former Chief Executive, President	2017	$410,000	–	–	85,446 (3)	–	–	–	$495,446
James Scully	2018	$208,725	–		191,310 (4)	–	–	–	$400,035
Chief Executive, President	2017	–	–	–	–	–	–	–	$–
Jonathan Lloyd Jones (5)	2018	–	–	–	–	–	–	–	$–
Former Chief Financial Officer	2017	$315,000	–	–	–	–	–	–	$315,000

___________________________

(1)	Includes automobile allowance, relocation allowance, perquisites and other personal benefits.
(2)	For additional information regarding the valuation of Option Awards, refer to Note 4 of our financial statements in the section captioned "Stock Options" contained in our Annual Report filed March 22, 2019 with the SEC on form 10-K.
(3)	Represents 100,000 options awarded as a Short-Term incentive on November 7, 2017 valued at $85,446. The Long-Term incentive options have a strike price of $1.12 and vest quarterly over 1-year. The options have expired pursuant to Mr. Daly’s resignation effective July 31, 2018.
(4)	Represents 250,000 options issued pursuant to Mr. Scully’s consulting agreement to serve as interim CEO on August 4, 2018 valued at $191,310. The options have a strike price of $1.15. The options vest fully on grant date.
(5)	Mr. Lloyd Jones left the Company on April 30, 2017.

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Employment Agreements and Arrangements and Change-In-Control Arrangements

Employment Agreement with Kenneth Carter

On December 18, 2018, Dr. Kenneth Carter was appointed the executive chairman of the Company to be effective January 1, 2019 where he will serve as our principal executive officer and principal financial officer. In connection with Dr. Carter’s employment, we entered into an at-will employment agreement. Pursuant to the terms of his employment agreement, he received a signing bonus of $20,000 and receives a base salary of $395,000 per year and is eligible to receive an annual cash bonus based on achievement of certain performance milestones with a target of 50% of his base salary.

Dr. Carter was also issued an inducement option to purchase 800,000 shares of common stock on December 12, 2018. The inducement option has an exercise price of $0.425 per share, a term of ten (10) years, and vests as follows: (i) 200,000 options on the effective date, (ii) 100,000 options on the six (6) month anniversary of the effective date, (iii)100,000 options vest on the two (2) year anniversary of the effective date, and (iv) the remaining 400,000 vest upon the achievement of performance-based milestones to be completed in a time domain within six (6) to twelve (12) months following the effective date.

For a twelve (12) month period following the effective date, Dr. Carter’s employment agreement further calls for the adjustment in the number of shares underlying the inducement option in the event of a capital raising transaction such that Dr. Carter’s ownership percentage would remain the same prior and subsequent to such transaction.

Dr. Carter’s employment agreement also provides for severance in the event the Company terminates his employment without “cause” or he resigns with “good reason,” or as a result of his death or disability as each term is defined in the employment agreement or upon termination due to death or disability, Dr. carter will be entitled to (i) payment of his accrued base salary, unreimbursed expenses, unpaid but earned bonuses, and accrued and unused vacation time; (ii) the accelerated vesting of 100% of Dr. Carter’s then outstanding unvested equity awards, (iii) the continued payment of his base salary for (a) eighteen (18) months following the termination if such termination occurs within six (6) months of the effective date or if termination occurs within the eighteen (18) month period following a “sale event” or “change of control” and (b) twelve (12) months following the termination date if termination occurs after the initial six (6) month period following the effective date and (iv) payment of a pro rata portion of his target annual bonus for the year in which termination occurs. Dr. Carter will not be entitled to any continued payment of salary after the twenty-four (24) month anniversary of the effective date

In the event of a termination for any reason other than “Cause,” we will be required to make such payments, approximately as follows:

Officer	Severance	Accelerated Vesting of Awards	Total
Kenneth Carter (1)	$0	$0	$0

(1)	Assumes termination at December 31, 2018. The effective date of Dr. Carter’s agreement is January 1, 2019, accordingly no severance payments would be due.

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Employment Agreement with James Scully

Effective August 1, 2018, James Scully was appointed as the interim Chief Executive Officer and Principal Accounting Officer of the Company. On December 31, 2018, Mr. Scully was replaced by Kenneth Carter, PhD., our current executive Chairman.

During Mr. Scully’s tenure, he was entitled to $25,000 per calendar month and obligated to work three (3) full days per week. In the event that he worked additional days, he received $2,000 per full day of service. Mr. Scully’s employment agreement was for a period of six (6) months beginning August 1, 2018 and ending on January 31, 2018, unless terminated earlier upon sixty (60) days’ notice. Mr. Scully was also issued an option to purchase 250,000 shares of Common Stock with a grant date of August 4, 2018, a term of five (5) years, and an exercise price of $1.15 per share which vested fully on the grant date.

Employment Agreement with Richard Daly

On February 15, 2016, Richard Daly was appointed Chief Executive Officer, President, and as a member of the Company’s board of directors. Mr. Daly resigned effective July 31, 2018 as CEO, president and as a member of the Board. Pursuant to the terms of the employment agreement, Mr. Daly received a base salary of $440,000 per year and was eligible to receive an annual cash bonus based on achievement of certain performance goals with a target of 50% of his base salary. Effective June 1, 2016, Mr. Daly agreed to a voluntary salary reduction of $30,000 per year, thereby adjusting his annual salary to $410,000 per year.

Mr. Daly’s employment agreement provided for severance in the event Company terminates Mr. Daly’s employment without Cause or Mr. Daly resigns with Good Reason, as each term is defined in the employment agreement, Mr. Daly was eligible for (a) payment of his accrued but unpaid base salary, any unpaid or unreimbursed expenses and any accrued but unused vacation through the date of termination; and (b) continued payment of his base salary for (i) 18 months following the termination date if termination occurs within 12 months of the Effective Date, (ii) 12 months following the termination date if termination occurs within between 12 and 24 months of the Effective Date, or (iii) 9 months following the termination date if termination occurs 24 months after the Effective Date (collectively, the “Severance Benefits”). Further, if within 18 months following a Sale Event (as defined in the Company’s inducement stock option plan) Mr. Daly’s employment is (a) terminated by the Company for any reason (other than as a result of his death or disability or a with Cause termination) or (b) terminated by Mr. Daly with Good Reason, then Mr. Daly will be eligible to receive, in addition to the Severance Benefits: (i) acceleration of the vesting of 100% of Mr. Daly’s then outstanding unvested equity awards and (ii) payment of a pro rata portion of Mr. Daly’s target annual bonus for the year in which the termination of employment occurs.

Mr. Daly also entered into a confidential information and invention assignment agreement governing the ownership of any inventions and confidential information. Mr. Daly also entered into the Company’s standard indemnification agreement which is entered into by the Company’s officers and directors.

Mr. Daly’s agreement contained non-solicitation, and confidentiality covenants. The agreement may be terminated by either party with our without cause and without prior notice subject to the termination provisions as discussed.

Employment Agreement with Jonathan Lloyd Jones

We had a written employment agreement with Jonathan Lloyd Jones our Chief Financial Officer. Pursuant to the agreement and until he left the Company on April 30, 2017 to pursue other opportunities, Mr. Lloyd Jones was entitled to an annual salary of $315,000 paid monthly.  Additionally, Mr. Lloyd Jones’ employment agreement provided for certain performance bonuses as determined from time to time by our Compensation Committee. For 2016, Mr. Lloyd Jones’ target levels for annual incentive bonus and long term equity compensation were: (i) 50%, and (ii) 50%, of Mr. Lloyd Jones’ 2016 base salary, respectively. For 2017, Mr. Lloyd Jones’ target bonus levels for annual incentive and long term equity compensation bonuses had not been determined prior to his leaving the Company. Mr. Lloyd Jones’ employment agreement also provided for the reimbursement of reasonable business expenses.  Mr. Lloyd Jones’ employment agreement was at-will.

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Mr. Lloyd Jones’ employment agreement also provided that in the event Mr. Lloyd Jones is terminated for any reason other than “Cause”, then he shall be entitled to (i) severance in an amount equal to one year of his annual salary and (ii) the immediate vesting of all previously unvested stock options granted to Mr. Lloyd Jones upon execution of his employment agreement, or 3,847 aggregate options (collectively, “Termination Provisions”).  Mr. Lloyd Jones left the Company on April 30, 2017 and pursuant to a separation agreement and release, he received in lieu of any compensation owed under the terms of his employment, (i) payment of an aggregate of $315,000 payable in twelve (12) equal monthly installments and (ii) the vesting of all outstanding options previously granted to him.

Outstanding Equity Awards Value at Fiscal Year-End

The following table includes information with respect to the value of all outstanding equity awards previously awarded to our named executive officers as of December 31, 2018.

	Number of securities underlying unexercised options - exercisable	Number of securities underlying unexercised options - unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested	Equity incentive plan award: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Name	(#)	(#)	(#)	($)		(#)	($)	(#)	(#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kenneth Carter (1)	–	800,000		$0.425	12/12/28	–	–	–	–
James Scully (2)	250,000			$1.15	8/4/23	–	–	–	–

________________________

(1)	On December 12, 2018, in connection with his employment agreement, we granted Kenneth Carter, our executive chairman, an inducement option to purchase 800,000 shares under our inducement stock option plan. The Options vest as follows: (i) 200,000 on the effective date (January 1, 2019), (ii) 100,000 on the six (6) month anniversary of the effective date, (iii) 100,000 on the two (2) year anniversary of the effective date, and (iv) 400,000 on the achievement of performance-based milestones to be completed within a time domain of six (6) to twelve (12) months following the effective date.
(2)	On August 4, 2018, we granted our interim CEO an option to purchase 250,000 common shares. The options were granted under our 2010 Stock Plan. The award vests fully on grant date but is subject to forfeiture in the event that Mr. Scully voluntarily ceases to be a service provider or is terminated for cause prior to the end of the consulting term (January 31, 2019).

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our equity compensation plans as of December 31, 2018.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c )
Equity compensation plans approved by security holders
2007 Stock Plan	58,584	$11.85	-
2010 Equity Compensation Plan, as amended	1,589,338	$10.60	-
Equity compensation plans not approved by security holders
Inducement Award Stock Option Plan	800,000	$0.425	1,200,000
Total	2,447,922	$7.31	1,200,000

Inducement Award Stock Option Plan

On February 15, 2016, the board of directors approved our Inducement Award Stock Option Plan (“Inducement Plan”). On December 12, 2018, the board of directors approved an amendment to the plan to increase the number of shares issuable under the Inducement Plan from 461,538 to a total of 2,000,000. The Inducement Plan is used exclusively for the granting of options to individuals who were not previously an employee or non-employee director of the Company whom is being hired by the Company. Under the terms of the Inducement Plan, the administrator of the Inducement Plan (board or committee thereof), is authorized to issue up to 2,000,000 options to purchase common stock provided that (i) the exercise price per share of all options shall not be less than 100% of the fair market value of the Company’s stock on the grant date and (ii) the term of each option shall not be longer than 10 years. In accordance with Nasdaq Marketplace Listing Rule 5635(c)(4), the Company did not seek approval of the Inducement Plan by our stockholders. As of March 31, 2019, the Company has issued 800,000 of the available 2,000,000 shares available under the Inducement Plan. Accordingly, as of March 31, 2019, there are 1,200,000 shares available for issuance under the Inducement Plan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the approximate aggregate fees billed to us or expected to be billed to us by our independent auditors, Dixon Hughes Goodman LLP for our 2018 and 2017 fiscal years, respectively:

Type of Fees	2018	2017
Audit Fees	$121,823	$106,791
Audit Related Fees	-	39,535
Tax Fees	8,622	8,005
All other Fees (1)	-	-
Total Fees	$130,445	$154,331

(1)	Fees associated with registration statements and issuance of comfort letters

Pre-Approval of Independent Auditor Services and Fees

Our audit committee reviewed and pre-approved all audit and non-audit fees for services provided by Dixon Hughes Goodman LLP and has determined that the provision of such services to us during fiscal 2018 and in connection with the audit of our 2018 fiscal year financials is compatible with and did not impair independence. It is the practice of the audit committee to consider and approve in advance all auditing and non-auditing services provided to us by our independent auditors in accordance with the applicable requirements of the SEC. Dixon Hughes Goodman LLP did not provide us with any services, other than those listed above.

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AUDIT COMMITTEE REPORT

This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed filed under these Acts.

The Audit Committee (Committee) of the Board of Directors of Neuralstem is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the NASDAQ Stock Market and the Securities and Exchange Commission. The Committee operates pursuant to a charter that is available on our website at www.neuralstem.com. To view the charter, select “Corporate Governance” under “Investor” section and then “Audit Committee” located in the Committee Charters section of such page.

The Committee oversees Neuralstem’s financial reporting process and internal control structure on behalf of the Board of Directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of Neuralstem’s internal control over financial reporting. Neuralstem’s independent auditors are responsible for expressing an opinion as to the conformity of Neuralstem’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of Neuralstem’s internal control over financial reporting.

In performing its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in Neuralstem’s Annual Report on Form 10-K for the year ended December 31, 2018. The Committee has also discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standard No. 1301, “Communication with Audit Committees” as adopted by the Public Company Accounting Oversight Board (PCAOB).

The Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence, and the Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Committee unanimously recommended to the Board of Directors that the audited consolidated financial statements be included in Neuralstem’s Annual Report on Form 10-K for the year ended December 31, 2018.

Scott Ogilvie – Audit Committee Member

William Oldaker – Audit Committee Chair

Sandford Smith – Audit Committee Member

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PROPOSAL 1

ELECTION OF DIRECTOR

The Company’s Board currently consists of seven (7) members, six (6) of which are “independent,” as that term is defined by Listing Rules of the NASDAQ Stock Market. The Company’s Bylaws provide for the classification of the Board into three classes, as nearly equal in number as possible, with staggered terms of office. The Company’s Bylaws also provide that upon expiration of the term of office for a class of directors, nominees for such class will be elected for a term of three years or until their successors are duly elected and qualified.

At this year’s annual meeting, the terms of Mr. Oldaker and Mr. Westreich will expire. Mr. Westreich has notified the Board that he will not sand for re-election, and accordingly, only one (1) Director will be elected at the annual meeting to serve for a three-year term which will expire at our annual meeting in 2022. The Board has nominated Mr. Oldaker as s Class II director. Mr. Westreich has not been nominated to stand for reelection. Mr. Oldaker is currently a director of the Company. The candidate receiving the highest number of affirmative votes of the shares represented and entitled to vote at the Annual Meeting will be elected as Class II directors.

The sections titled “Directors, Executive Officers and Corporate Governance” on pages 11-18 of this proxy statement contain more information about the leadership skills and other experiences that caused the Governance and Nominating Committee and the board of directors to determine that the nominee should serve as a director of Neuralstem.

NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS

For a Three Year Term Expiring at the

2022 Annual Meeting

Nominees for Term Expiring in 2022 (Class II)

The Governance and Nominating Committee recommended, and the Board of Directors nominated the following individual to serve as a Class II director:

•	William Oldaker

Except as set forth below, unless otherwise instructed, the person appointed in the accompanying form of proxy will vote the proxies received by him for the nominee, who is presently a director of Neuralstem. In the event that the nominee becomes unavailable or unwilling to serve as a member of our Board of Directors, the proxy holder will vote in his discretion for a substitute nominee. The term of office of the person elected as a director will continue until the 2022 annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal. The nominee for election has agreed to serve if elected, and management has no reason to believe that the nominee will be unable to serve.

Required Vote

The nominee receiving the highest number of affirmative “FOR” votes shall be elected as a director. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.

Recommendation

The Board of Directors Unanimously Recommends that Stockholders Vote FOR the Election of the Nominee to the Board of Directors

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PROPOSAL 2

RATIFICATION OF AUDIT COMMITTEE'S SELECTION OF DIXON HUGHES GOODMAN LLP AS

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018

The Audit Committee has selected Dixon Hughes Goodman LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2019. Previously, Dixon Hughes Goodman LLP served as the Company’s independent registered public accounting firm in 2018 and 2017. Representatives of Dixon Hughes Goodman LLP are expected to attend the Annual Meeting, either in person or telephonically, and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

We are asking our stockholders to ratify the selection of Dixon Hughes Goodman LLP as our independent registered public accounting firm. Although ratification is not required, our Board is submitting the selection of Dixon Hughes Goodman LLP to stockholders for ratification because we value our stockholders' views on our independent registered public accounting firm and as a matter of good corporate practice. In the event stockholders fail to ratify the appointment of Dixon Hughes Goodman LLP, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company and our stockholders.

The Company has been informed by Dixon Hughes Goodman LLP that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in the Company or its affiliates.

Required Vote

Ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Dixon Hughes Goodman LLP.

Recommendation

Our Board of Directors recommends a vote FOR the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

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PROPOSAL NO. 3

APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ MARKETPLACE RULE 5635(B), THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK TO TIANJIN PHARMACEUTICALS GROUP INTERNATIONAL HOLDINGS CO., LTD

Background

On December 12, 2016, we issued (i) 2,192,308 shares of Common Stock, accounting for 19.99% of the Company’s then issued and outstanding Common Stock and (ii) 1,000,000 shares of non-voting Series A 4.5% Convertible Preferred Stock (“Series A Preferred Stock”), with a stated value of $12.7895 per share, to Tianjin Pharmaceuticals Group International Holdings Co., LTD (“Tianjin”). The Series A Preferred Stock is convertible into Common Stock at a per share conversion price of $3.29. As of the April 15, 2019, pursuant to certain conversions, Tianjin owns (i) 4,000,685 shares of Common Stock, accounting for 19.99% of the current issued and outstanding Common Stock of the Company as of April 15, 2019, and (ii) 534,809 shares of Series A Preferred Stock that are convertible into a maximum of 2,079,010 shares of Common Stock. Pursuant to the terms and conditions of the Series A Preferred Stock and Nasdaq Marketplace Rules, Tianjin cannot convert any additional shares without shareholder approval if it would result in them owning in excess of 19.99% of the issued and outstanding Common Stock.

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We are seeking stockholder approval under the applicable provisions of Nasdaq Marketplace Rule 5635(b) for the issuance of shares of Common Stock upon conversion of the remaining Series A Preferred Stock into a number of shares of our Common Stock that would result in Tianjin beneficially owning greater than 19.99% of the total number of issued and outstanding shares of Common Stock and of the outstanding voting power of our securities after such issuance upon conversion. In the event that shareholder approval is received, and assuming full conversion of Tianjin’s remaining Series A Preferred Stock and no disposition of their currently owned common shares, Tianjin would own 6,079,695 shares of Common Stock, accounting for approximately 27.52% of our issued and outstanding shares post conversion as of April 15, 2019.

Reason for Request for Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(b) requires us to obtain stockholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock, which could result in a change of control of the issuer. This rule is referred to as the “Nasdaq Change of Control Rule.” Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer. The issuance of Common Stock upon the conversion of the Series A Preferred Stock, may result in Tianjin acquiring more than 20% of our issued and outstanding shares of Common Stock. Accordingly, stockholder approval is required to authorize the issuance of 20% or more of our issued and outstanding Common Stock upon conversion of the Series A Stock by Tianjin.

In order to comply with the Nasdaq Change of Control Rule, we are seeking stockholder approval for the issuance of securities that would result in a Tianjin, or its assigns, owning greater than 19.99% of the total number of issued and outstanding shares of Common Stock and of the outstanding voting power of our securities.

Impact on Stockholders of Approval or Disapproval of this Proposal 3

If this proposal is approved, the issuance of the Common Stock upon conversions of Series A Preferred Stock could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of the Company by tender offer or other means. The issuance of the Common Stock will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. The Board of Directors does not have any current knowledge of any effort by any third party to accumulate the Company’s securities or obtain control of the Company by any means.

Required Vote

Approval of the issuance of greater than 19.99% of the total number of shares of Common Stock upon the Conversion of outstanding Series A Preferred Stock requires the affirmative “FOR” vote of the majority of the shares of Common Stock present in person or represented by proxy and voting on the matter is necessary under Rule 5635(e)(4) of the Nasdaq Marketplace Rules. Accordingly, failure to vote, broker non-votes and abstentions will not affect the vote on Proposal 3.

Recommendation

Our Board of Directors recommends a vote FOR the approval of the conversion, at the election of the holder, of our Series A Preferred Stock into shares of Common Stock in excess of 20% of our issued and outstanding shares of Common Stock and voting power.

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PROPOSAL NO. 4

APPROVAL OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT REVERSE SPLIT

The Board of Directors has approved and recommends a proposal to amend our amended and restated Certificate of Incorporation (“Certificate”) to authorize our Board of Directors to effect a reverse stock split of all of our issued and outstanding common stock at a ratio of not less than 1-for-2 and not more than 1-for-25 (the “Reverse Split”), with our Board having the discretion as to whether or not the Reverse Split is to be effected, when such Reverse Split would be effected and the exact ratio of the Reverse Split to be set at a whole number within the above range as determined by our Board of Directors in its sole discretion. The proposal provides that the Board of Directors will have sole discretion to elect, at any time prior to the first anniversary date of this Annual Meeting, as it determines to be in the best interest of Neuralstem, whether or not to effect the Reverse Split, and, if so, the number of our shares of issued and outstanding Common Stock, between and including 1-for-2 and 1-for-25, which will be combined into one share of our Common Stock. The Board of Directors believes that the availability of alternative reverse split ratios will provide it with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits for us and our stockholders. In determining whether to implement the Reverse Split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•	the historical trading price and trading volume of our Common Stock;
•	the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Split on the trading market for our Common Stock;
•	the potential to have our shares of Common Stock delisted from the NASDAQ Capital Markets;
•	the anticipated impact of the Reverse Split on our ability to raise additional financing;
•	which alternative split ratio would result in the greatest overall reduction in our administrative costs; and
•	prevailing general market and economic conditions.

If the Board of Directors determines that effecting the Reverse Split is in the best interest of Neuralstem, the Reverse Split will become effective upon the filing of an amendment to our Certificate with the Secretary of State of the State of Delaware. The amendment filed thereby will set forth the number of issued and outstanding shares to be combined into one share of our common stock within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our issued and outstanding Common Stock immediately following the Reverse Split as such stockholder holds immediately prior to the Reverse Split.

Reasons for the Reverse Split

The Board of Directors believes that a Reverse Split is desirable for two reasons. First, the Board of Directors believes that a Reverse Split could improve the marketability and liquidity of our Common Stock. Second, on November 29, 2018, the Company received a written notice from the NASDAQ Stock Market LLC that the Company is not in compliance with NASDAQ Listing Rule 5550(a)(2), as the minimum bid price of the Company’s common stock has been below $1.00 per share for 30 consecutive business days. Although the Company has until May 28, 2019 to regain compliance through the Company’s common stock having a closing bid price meeting or exceeding $1.00 per share for ten consecutive business days, the Board believes that the approval of the Reverse Split will improve the Company’s chances to meet such compliance. Additionally, the Company may be eligible for additional time within which to regain compliance provided that it continues to meet other listing requirements for market value of publicly held shares and all other initial listing standards of the Nasdaq Capital Market (except for the bid price requirement) and will need to provide written notice of its intention to cure the deficiency during the second compliance period, through a reverse stock split, if necessary.

Marketability

Our Board believes that the increased market price of our Common Stock which is expected as a result of implementing a Reverse Split could improve the marketability and liquidity of our stock and will encourage interest and trading in our stock. Theoretically, the number of shares outstanding and the per share price should not, by themselves, affect the marketability of our Common Stock, the type of investor who acquires them, or our reputation in the financial community. However, in practice, this is not necessarily the case, as many investors look upon low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment in such securities. Our Board of Directors is aware of the reluctance of many leading brokerage firms to recommend low-priced stocks to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks

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Additionally, in the event our shares become delisted and are trading at below $5.00 per share, our Common Stock may become considered a penny stock. In the event that this occurs, stockbrokers will have to comply with additional regulatory requirements prior to effecting transactions on behalf of their clients. In addition, the structure of trading commissions tends to have an adverse impact upon holders of low-priced stocks because the brokerage commission on a sale of such securities generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

The Reverse Split is intended, in part, to result in a price level for our Common Stock that will increase investor interest and eliminate the resistance of brokerage firms. On April 12, 2019, the closing bid price for our common stock, as reported by the NASDAQ Capital Market, was $0.42 per share. No assurances can be given that the market price for our common stock will increase in the same proportion as the Reverse Split or, if increased, that such price will be maintained. In addition, no assurances can be given that the Reverse Split will increase the price of our common stock to a level in excess of the $5.00 threshold discussed above or otherwise to a level that is attractive to brokerage houses and institutional investors.

Stock Exchange Requirements

Our common stock is currently traded on the NASDAQ Capital Market tier of the NASDAQ Stock Market LLC (“NASDSAQ”). In the event that the Company is delisted from the NASDAQ, we may be forced to list our shares on a trading market or quotation system that is considered to be less efficient and or liquid than that provided by a stock exchange such as The NASDAQ or New York Stock Exchange. The Board of Directors is currently considering the listing requirements, including minimum bid price requirements for our Common Stock to continue to be listed on the NASDAQ.

Effects of the Reverse Split

If the Reverse Split is approved and implemented, the principal effect will be to decrease the number of issued and outstanding shares of our common stock while not affecting the authorized amount. We have registered our common stock under Section 12(b) of the Securities Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. Our shares of Common Stock currently trade on the NASDAQ Capital Market. The Reverse Split will not affect the registration of our common stock under the Exchange Act or the listing of our common stock on the NASDAQ. Following the Reverse Split, our Common Stock will continue to be listed on the NASDAQ under the symbol “CUR,” although it will be considered a new listing with a new CUSIP number.

Proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the issued and outstanding shares of our Common Stock immediately prior to the effectiveness of the Reverse Split will generally continue to hold 2% of the voting power of the issued and outstanding shares of our Common Stock immediately after the Reverse Split. Moreover, the number of stockholders will not be affected by the Reverse Split.

Board Discretion to Implement or Abandon Reverse Split

The Reverse Split will be effected, if at all, only upon a determination by the Board of Directors that the Reverse Split (with an exchange ratio determined by Board of Directors as described above) is in the best interest of Neuralstem and its stockholders. Such determination shall be based upon certain factors, including, but not limited to, our ability to meet the NASDAQ listing requirements, existing and expected marketability and liquidity of our common stock and the expense of effecting the Reverse Split. Notwithstanding approval of the Reverse Split by our shareholders, the Board of Directors may, in its sole discretion, abandon the proposal and determine, prior to the effectiveness of any filing with the Secretary of State of the State of Delaware, not to effect the Reverse Split. If the Board of Directors fail to implement the Reverse Split on or prior to the first anniversary date of this Special Meeting, stockholder approval again would be required prior to implementing any Reverse Split.

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Effective Date

The Board of Directors will have discretion as to whether or not to effect the Reverse Split at any time prior to the first anniversary date of this Special Meeting. If implemented by the Board of Directors, the Reverse Split would become effective upon the filing of an amendment to our Certificate with the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the effective date, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the Reverse Split ratio determined by the Board of Directors within the limits set forth in this proposal.

Authorized Shares of Common Stock

The Reverse Split will not change the number of authorized shares of Common Stock but by virtue of the total number of shares decreasing, it will increase the number of authorized shares available for future issuance for corporate needs such as equity financing, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board of Directors to be in the best interests of Neuralstem. The Board of Directors believes that such increase in available shares for future issuance as a result of the Reverse Split will be appropriate to fund our future operations. It will also provide us with greater flexibility in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining stockholder approval to increase our authorized capital.

Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Split in the event that the Board of Directors chooses to effect the Reverse Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive an additional share by rounding up to the nearest whole number of shares.

Effects of Reverse Split

The following table summarizes the effects of the Reverse Split in the event of the minimum and maximum Reverse Split amounts as of April 15, 2019:

	Pre-Reverse Stock Split	Post-Reverse Stock Split*
1-For-2 Reverse Split
Common Stock – Issued and Outstanding	20,013,437	10,006,719
Common Stock – Reserved for issuance pursuant to convertible securities and under equity compensation plans	12,845,327	6,422,664
Common Stock – Authorized	300,000,000	300,000,000
Common Stock – Available for future issuance	267,141,236	283,570,617
Preferred Stock – Issued and Outstanding	534,809	534,809
Preferred Stock – Reserved for issuance pursuant to convertible securities and under equity compensation plans	-	-
Preferred Stock – Authorized	7,000,000	7,000,000
Preferred Stock – Available for future issuance	6,000,000	6,000,000
1-For-25 Reverse Split
Common Stock – Issued and Outstanding	20,013,437	800,538
Common Stock – Reserved for issuance pursuant to convertible securities and under equity compensation plans	12,845,327	513,814
Common Stock – Authorized	300,000,000	300,000,000
Common Stock – Available for future issuance	267,141,236	298,685,648
Preferred Stock – Issued and Outstanding	534,809	534,809
Preferred Stock – Reserved for issuance pursuant to convertible securities and under equity compensation plans	-	-
Preferred Stock – Authorized	7,000,000	7,000,000
Preferred Stock – Available for future issuance	6,000,000	6,000,000

*	Number of shares issued and outstanding are approximate as the figures do not take into account issuances required for fractional shares.

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Potential Anti-Takeover Effects

The Reverse Split will have the effect of increasing the proportion of unissued authorized shares to issued shares. Under certain circumstances this may have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board of Directors, including a transaction that may be favored by a majority of our stockholders or in which our stockholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board of Directors could issue and sell shares thereby diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board of Directors or such a transaction.

Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, amending our Certificate is not in response to any effort of which we are aware to accumulate the shares of our common stock or obtain control of Neuralstem. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The Board of Directors does not intend to use the consolidation as a part of a first step in a “going private” transaction pursuant to Rule 13e-3 under the Exchange Act. Moreover, we are currently not engaged in any negotiations and otherwise have no specific plans to use the additional authorized shares for any acquisition, merger or consolidation.

Other Effects

If approved, the Reverse Split may result in some stockholders owning “odd-lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Exchange of Stock Certificates

As soon as practicable after the effective date, stockholders will be notified that the Reverse Split has been effected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. We refer to such person as the “Exchange Agent.” Holders of pre-Reverse Split shares (“Old Shares”) will be asked to surrender to the Exchange Agent certificates representing pre-Reverse Split shares in exchange for certificates representing post-Reverse Split shares (“New Shares”) in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

No Appraisal Rights

Under applicable Delaware law, our stockholders are not entitled to dissenter’s or appraisal rights with respect to the Reverse Split and we would not independently provide our stockholders with any such right.

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Material U.S. Federal Income Tax Consequences

The following summary describes the material U.S. federal income tax consequences of the proposed Reverse Split to holders of our common stock, but does not purport to be a complete analysis of all potential tax effects. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (“IRS”) in effect as of the date of this proxy statement. These authorities may change or be subject to differing interpretations. Any such change may be applied retroactively in a manner that could adversely affect a holder of our common stock. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position regarding the tax consequences of the proposed Reverse Split.

This discussion is limited to holders that hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the impact of the Medicare contribution tax. In addition, it does not address consequences relevant to holders subject to special rules or to holders that are partnerships for U.S. federal income tax purposes. Holders should consult their own tax advisors regarding the U.S. federal, state, local, and foreign income and other tax consequences of the proposed Reverse Split.

Tax Consequences to U.S. Holders

For purposes of this discussion, a “U.S. holder” is a beneficial owner of our common stock who is for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

The proposed Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to cash received in lieu of fractional shares, no gain or loss will be recognized upon the proposed Reverse Split. Accordingly, the aggregate tax basis in the New Shares should equal the aggregate tax basis in the Old Shares (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the New Shares should include the holding period for the Old Shares.

A U.S. holder who receives cash in lieu of a fractional share of our common stock pursuant to the proposed Reverse Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the Old Shares that is allocated to such fractional share of our common stock. Such capital gain or loss will be long-term capital gain or loss if the U.S. holder has held the Old Shares for more than one year as of the effective date of the proposed Reverse Split. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding.  Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our common stock by a U.S. holder pursuant to the proposed Reverse Split unless such U.S. holder is an exempt recipient. In addition, U.S. holders may be subject to backup withholding on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Tax Consequences to Non-U.S. Holders

For purposes of this discussion, a “non-U.S. holder” is a beneficial owner of our Common Stock that is neither a U.S. holder nor a partnership (or an entity treated as a partnership for U.S. federal income tax purposes).

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Generally, a non-U.S. holder will not recognize any gain or loss upon the proposed Reverse Split. In particular, any gain or loss realized with respect to cash received in lieu of a fractional share generally will not be subject to U.S. federal income or withholding tax unless (a) such gain or loss is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment maintained by the non-U.S. holder), (b) the non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the proposed Reverse Split and certain other conditions are met, or (c) our common stock constitutes a U.S. real property interest by reason of our status as U.S. real property holding corporation for U.S. federal income tax purposes.

Gain described in clause (a) above generally will be subject to U.S. federal income tax on a net income basis in the same manner as if the non-U.S. holder were a U.S. holder. A non-U.S. holder that is a foreign corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items. A non-U.S. holder described in clause (b) above will be subject to U.S. federal income tax at a rate of 30% (or, if applicable, a lower treaty rate) on the gain realized with respect to cash received in lieu of a fractional share, which may be offset by certain U.S. source capital losses, even though the non-U.S. holder is not considered a resident of the United States. With respect to clause (c) above, we believe we are not currently and do not anticipate becoming a U.S. real property holding corporation. If we are or have been a U.S. real property holding corporation, any gain realized with respect to cash received in lieu of a fractional share may be treated as effectively connected with the conduct a trade or business in the United States subject to U.S. federal income tax and the cash proceeds may also be subject to a 10% withholding tax.

Information Reporting and Backup Withholding.  In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of our common stock to a non-U.S. holder pursuant to the proposed Reverse Split if the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the non-U.S. holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS.

Required Vote

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote on this Proposal 2 will be required to amend our Certificate to authorize the proposed Reverse Split. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

Recommendation

The Board of Directors recommends that you vote FOR the amendment of our certificate of incorporation to authorize a Reverse Split.  Proxies will be voted FOR the approval of the Reverse Split unless you otherwise specify in your proxy.

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PROPOSAL NO. 5

APPROVAL OF 2019 NEURALSTEM EQUITY INCENTIVE PLAN WHICH CONTAINS PROVISIONS FOR: (I) THE AUTOMATIC ANNUAL INCREASE TO THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN AND (II) THE REPRICING OF AWARDS;

On April 19, 2019 our Compensation Committee recommended, and our Board approved the Neuralstem 2019 Equity Incentive Plan (“Plan”). Pursuant to the Plan number of shares of Common Stock eligible for issuance under the Plan will initially be 4,000,000, subject to an automatic increase on the first day of each calendar year by 4% of the total shares of Common Stock issued and outstanding on such date. We are asking our stockholders to approve the Plan.

Summary of the Plan

The following summary of the Plan is qualified in its entirety by the specific language of the Plan, which is included in this proxy statement as Appendix A.

General

The Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and nonstatutory stock options, restricted stock, performance units, performance shares, RSUs, and other stock based awards to our employees, directors, and consultants. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants and to promote the success of our business. Upon review, our Compensation Committee and Board determined that the provisions as well as shares available for future awards under our existing plans were insufficient to achieve such goal. Therefore, the Compensation Committee recommended, and the full board of directors approved the Plan, subject to stockholder approval.

Authorized Shares

Under the terms of the Plan, we will initially reserve an aggregate of 4,000,000 shares of Common Stock, subject to an automatic increase on the first day of each calendar year by 4% of the total shares of Common Stock issued and outstanding on such date, for awards to our employees, directors, officers and consultants. As of April 15, 2019, we have already reserved for issuance, subject to approval of the shareholders, a total of 118,497 shares underlying Common Stock purchase options that were granted to Binxian Wei, one of our directors as a conditional grant for board service compensation upon him joining the board of directors in February 2019. Upon approval of the Plan, the options granted to Mr. Wei on a conditional basis will no longer be subject to forfeiture.

If an award granted under the Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program or, with respect to restricted stock, RSUs, performance units or performance shares, is forfeited or repurchased due to failure to vest, then the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the Plan. With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the Plan. Shares that have actually been issued under the Plan under any award will not be returned to the Plan; provided, however, that if shares issued pursuant to awards of restricted stock, RSUs, performance shares or performance units are repurchased or forfeited, such shares will become available for future grant under the Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the Plan.

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Plan Administration

Our Board or one or more committees appointed by our Board will administer the Plan. The compensation committee of our Board is expected to administer the Plan. In addition, if we determine it is desirable to qualify transactions under our Plan as exempt under Rule 16b-3, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the Plan, the administrator has the power to administer our Plan and make all determinations deemed necessary or advisable for administering the Plan, including the power to determine the fair market value of our Common Stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the Plan, determine the terms and conditions of awards (including the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the Plan and awards granted under it, prescribe, amend and rescind rules relating to the Plan, including creating sub-plans and modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants.

Stock Options

Stock options may be granted under the Plan. The exercise price of options granted under the Plan must at least be equal to the fair market value of our Common Stock on the date of grant. The term of an option may not exceed ten years. With respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, they may exercise their option for the period of time stated in their option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for twelve months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our Common Stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. After the termination of service of an employee, director or consultant, they may exercise their stock appreciation right for the period of time stated in their stock appreciation rights agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for twelve months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our Common Stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

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Restricted Stock

Restricted stock may be granted under the Plan. Restricted stock awards are grants of shares of our Common Stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

Restricted Stock Units (“RSUs”) may be granted under the Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our Common Stock. Subject to the provisions of the Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares of our Common Stock or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied.

Performance Units and Performance Shares

Performance units and performance shares may be granted under the Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based on the achievement of company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator on or prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our Common Stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

Non-Employee Directors

The Plan provides that all non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under the Plan.

Non-transferability of Awards

Unless the administrator provides otherwise, the Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during their lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the Plan, the administrator will adjust the number and class of shares that may be delivered under the Plan or the number, class and price of shares covered by each outstanding award and the numerical share limits set forth in the Plan.

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Dissolution or Liquidation

In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

The Plan provides that in the event of our merger with or into another corporation or entity or a “change in control” (as defined in the Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (iv) (A) the termination of an award in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment) or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion; (v) with respect only to an award (or portion thereof) that is unvested as of immediately prior to the effective time of the merger or change in control, the termination of the award immediately prior to the effective time of the merger or change in control with such payment to the participant (including no payment) as the administrator determines in its discretion; or (vi) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards a participant holds, or all awards of the same type, similarly.

In the event that awards (or portion thereof) are not assumed or substituted for in the event of a merger or change in control, the participant will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs will lapse and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any of our subsidiaries or parents, as applicable. If an option or stock appreciation right is not assumed or substituted in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the vested option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to an outside director, in the event of a change in control, the outside director will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, all restrictions on restricted stock and RSUs will lapse and, for awards with performance-based vesting, unless specifically provided for in the award agreement, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

Clawback

Awards will be subject to any clawback policy of Neuralstem and the administrator also may specify in an award agreement that the participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. Our Board may require a participant to forfeit, return or reimburse us all or a portion of the award or shares issued under the award, any amounts paid under the award and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

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Amendment and Termination

The administrator has the authority to amend, suspend or terminate the Plan provided such action does not impair the existing rights of any participant. The Plan will automatically terminate in 2029, unless we terminate it sooner.

Plan Benefit Table

As of the date hereof, we have made the following conditional grant:

Name and Position	Dollar Value	Number of Options
Binxian Wei, Non-Executive Director	$40,000	118,497	(1)

(1)	On February 10, 2019, we issued a conditional option grant to Mr. Wei for services rendered as a director pursuant to his joining the Board of Directors for the pro-rated amount of the Board year beginning July 1, 2018 and ending June 30, 2019. The option vests as follows: (i) 44,437 shares on March 31, 2019 and (ii) 74,060 shares on June 30, 2019, and is being made on a conditional basis pursuant to NASDAQ market rules and will not be exercisable and will be subject to forfeiture if applicable shareholder approval is not received. The option has an exercise price of $0.44 and a term of 10 years.

The Board of Directors recommends that you vote FOR the approval of the 2019 Equity Incentive Plan. Proxies will be voted FOR the approval of the 2019 Equity Incentive Plan unless you otherwise specify in your proxy.

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ANNUAL REPORT ON FORM 10-K AND OTHER SEC FILINGS

You can obtain copies of this Proxy statement, our Annual Report and exhibits, as well as other filings we make with the SEC, on the SEC's website at www.sec.gov. or on Neuralstem’s website at www.neuralstem.com. Additional copies may be requested in writing. Such requests should be submitted to Dr. Kenneth Carter, Executive Chairman, Neuralstem, Inc., 20271 Goldenrod Lane, Suite 2024, Germantown, Maryland 20876. Exhibits to Form 10-K will also be provided upon specific request. The materials will be provided without charge.

We have not incorporated by reference into this Proxy Statement the information in, or that can be accessed through, our website or social media channels, and you should not consider it to be a part of this Proxy Statement.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for a vote at the meeting, other than the proposals described in this proxy statement. If you grant a proxy, the person named as proxy holder, Kenneth Carter, or his nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board of Directors.

By Order of the Board of Directors

April 29, 2019	/s/ Kenneth Carter Chairman of the Board

ANNUAL MEETING OF STOCKHOLDERS OF

NEURALSTEM, INC.

June 12, 2019

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Annual Report on Form 10-K, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21246/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20130303030000001000 2 061219

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR AND "FOR" PROPOSAL 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Director:

NOMINEE:

☐ FOR NOMINEE — William Oldaker Class II

☐ WITHHOLD AUTHORITY FOR NOMINEE

	FOR	AGAINST	ABSTAIN
2. The ratification of Dixon Hughes Goodman as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐
3. The approval, for purposes of complying with Nasdaq Marketplace Rule 5635(b), the issuance of more than 20% of the Company's issued and outstanding common stock to Tianjin Pharmaceuticals Group International Holdings.	☐	☐	☐
4. The amendment to the Company's certificate of incorporation to effect a Reverse Stock Split, at a ratio of 1-for-2 to 1-for-25, at the discretion of the Board of Directors.	☐	☐	☐
5. The approval of the Company's 2019 Equity Incentive Plan which contains provisions for: (i) an automatic annual increase to the number of shares issuable under the plan and (ii) the repricing of outstanding awards.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2018 Annual Report to Shareholders.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

NEURALSTEM, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth Carter as its proxy, with full power of substitution, to vote all shares of common stock of Neuralstem, Inc. that the undersigned is entitled to vote at the 2019 Annual Meeting of Stockholders of Neuralstem, Inc. to be held at 20271 Goldenrod Lane, #2059, Germantown, MD 20876, on June 12, 2019, and at any adjournment or postponement thereof.

This proxy authorizes the person named above, to vote at his discretion on any other matter that may come before the meeting or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side.)

1.1 14475

APPENDIX A

NEURALSTEM, INC.

2019 EQUITY INCENTIVE PLAN

1.        Purposes of the Plan . The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a)        “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)        “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c)        “Applicable Laws ” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of Shares thereunder, including but not limited to U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)        “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(e)        “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f)        “Board” means the Board of Directors of the Company.

(g)        “Change in Control” means the occurrence of any of the following events:

A-1

(i) Change in Ownership of the Company. A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (“Person”) acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control and (b) any acquisition of stock by a Person from the Company in a transaction or issuance (including pursuant to Equity Awards) approved by the Board or a committee thereof, that results in such parties owning more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii)        Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period with individuals whose appointment or election to the Board is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)        Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

A-2

For purposes of this Section 2(i), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A. Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(h)        “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(i)        “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(j)        “Common Stock” means the common stock of the Company.

(k)        “Company” means Neuralstem, Inc., a Delaware corporation, or any successor thereto.

(l)        “Consultant” means any natural person, including an advisor, engaged by the Company, a Parent or Subsidiary, or an Affiliate to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(m)        “Director” means a member of the Board or of the board of directors of an Affiliate.

(n)        “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(o)        “Dividend Equivalent” means a credit, made at the discretion of the Administrator or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

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(p)        “Employee” means any person, including Officers and Directors, employed by the Company, any Parent or Subsidiary, or an Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(q)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)        “Exchange Program ” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(s)        “Fair Market Value” means, the closing sales price for Common Stock as quoted on any established stock exchange, national market system or quotation system (including without limitation the New York Stock Exchange, NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market of The NASDAQ Stock Market or the OTCQB) on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator. In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.

The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(t)        “Fiscal Year” means the fiscal year of the Company.

(u)        “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v)        “Inside Director” means a Director who is an Employee.

(w)        “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(x)        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y)        “Option” means a stock option granted pursuant to the Plan.

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(z)     “Outside Director” means a Director who is not an Employee.

(aa) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb) “Participant” means the holder of an outstanding Award.

(cc) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(dd) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(ee) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ff) “Plan” means this 2019 Equity Incentive Plan.

(gg) “Restricted Stock ” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(hh) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ii)      “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj) “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk) “Section 409A” means Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(ll) “Securities Act” means the Securities Act of 1933, as amended.

(mm) “Service Provider” means an Employee, Director or Consultant.

(nn) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

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(oo)   “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(pp) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.        Stock Subject to the Plan.

(a)        Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan and the automatic increase set forth in Section 3(b) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 4,000,000 Shares, plus any Shares subject to conditional grants of stock options, restricted stock units, or similar awards with the maximum number of Shares to be added to the Plan pursuant to conditional grants equal to 118,497 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares shall not be deemed to have been issued pursuant to the Plan (i) with respect to any portion of an Award that is settled in cash, or (ii) to the extent such Shares are withheld in satisfaction of tax withholding obligations.

(b)        Automatic Share Reserve Increase. Subject to the provisions of Section 14 of the Plan, the number of Shares available for issuance under the Plan will be increased on January 1 of each year beginning on January 1, 2020, in such an amount so that the number of shares available for issuance under the Plan shall equal four percent (4%) of the outstanding shares of all classes of the Company’s common stock on the last day of the immediately preceding Fiscal Year as determined by the Administrator.

(c)        Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).

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(d)        Share Reserve . The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.        Administration of the Plan.

(a)	Procedure.

(i)        Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)        Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)        Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)        Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)	to determine the Fair Market Value;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the number of Shares to be covered by each Award granted hereunder;

(iv)	to approve forms of Award Agreements for use under the Plan;

(v)            to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)          to institute and determine the terms and conditions of an Exchange Program;

(vii)          to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

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(viii)        to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

(ix)          to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(x)            to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 15 of the Plan;

(xi)           to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii)          to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xiii)        to make all other determinations deemed necessary or advisable for administering the Plan.

(c)        Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.        Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees of the Company, or any Parent or Subsidiary.

6.        Stock Options.

(a)        Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such options will be treated as nonstatutory stock options. For purposes of this Section 6(a), incentive stock options will be taken into account in the order in which they were granted. The fair market value of the shares will be determined as of the time the option with respect to such shares is granted.

(b)        Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

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(c)        Option Exercise Price and Consideration.

(i)        Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)               In the case of an Incentive Stock Option (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant or (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2)        In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3)        Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)        Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)        Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

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(d)        Exercise of Option.

(i)        Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)        Termination of Relationship as a Service Provider . If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)        Disability of Participant . If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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(iv)        Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v)        Tolling Expiration. A Participant’s Award Agreement may also provide that:

(1)        if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b) of the Exchange Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b) of the Exchange Act; or

(2)        if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of thirty (30)-day period after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7.        Restricted Stock.

(a)        Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)        Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

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(c)        Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)        Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)        Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)        Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)        Dividends and Other Distributions . During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)        Return of Restricted Stock to Company . On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.        Restricted Stock Units.

(a)        Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)        Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(c)        Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

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(d)        Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)        Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f)        Voting Rights, Dividend Equivalents and Distributions. Participants shall have no voting rights with respect to Shares represented by Restricted Stock Units until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the Restricted Stock Units held by such Participant are settled or forfeited. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Shares. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of Shares represented by the Restricted Stock Units previously credited to the Participant by (ii) the Fair Market Value per Share on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions, including but not limited to vesting conditions, and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. Settlement of Dividend Equivalents may be made in cash, Shares, or a combination thereof as determined by the Administrator. In the event of a dividend or distribution paid in Shares or any other adjustment made upon a change in the capital structure of the Company as described in Section 14(a) appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the Award.

9.        Stock Appreciation Rights.

(a)        Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)        Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

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(c)        Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d)        Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)        Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement, as determined by the Administrator, in its sole discretion. Notwithstanding the foregoing, the rules of Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f)        Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)        The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)        The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.        Performance Units and Performance Shares.

(a)        Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)        Value of Performance Units/Shares . Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)        Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

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(d)        Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)        Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)        Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g)        Voting Rights, Dividend Equivalents and Distributions . Participants shall have no voting rights with respect to Shares represented by Performance Units and/or Performance Shares until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Administrator, in its discretion, may provide in the Award Agreement evidencing any Award of Performance Shares that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Shares having a record date prior to the date on which the Performance Shares are settled or forfeited. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Performance Shares as of the date of payment of such cash dividends on Shares. The number of additional Performance Units or Performance Shares, as applicable, (rounded to the nearest whole number) to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of Shares represented by the Performance Shares previously credited to the Participant by (ii) the Fair Market Value per Share on such date. Such additional Performance Shares shall be subject to the same terms and conditions, including but not limited to vesting conditions, and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Performance Units or Performance Shares, as applicable, originally subject to the Award of Performance Units or Performance Shares, as applicable. Settlement of Dividend Equivalents may be made in cash, Shares, or a combination thereof as determined by the Administrator, and may be paid on the same basis as settlement of the related Performance Share. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in Shares or any other adjustment made upon a change in the capital structure of the Company as described in Section 14(a) appropriate adjustments shall be made in the Participant’s Award of Performance Shares so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the Shares issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the Award.

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11.        Leaves of Absence/Transfer Between Locations . Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary or Affiliate. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12.        Transferability of Awards . Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.       Insider Trading Policy. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or Directors of the Company.

14.        Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)        Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.

(b)        Dissolution or Liquidation . In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

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(c)        Change in Control . In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; (v) with respect only to an Award (or portion thereof) that is unvested as of immediately prior to the effective time of the merger or Change in Control, the termination of the Award immediately prior to the effective time of the merger or Change in Control with such payment to the Participant (including no payment) as the Administrator determines in its discretion; or (vi) any combination of the foregoing. In taking any of the actions permitted under this subsection 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. If an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the vested Option or Stock Appreciation Right will terminate upon the expiration of such period.

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For the purposes of this subsection 14(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Shares, or Performance Units for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15.        Tax ..

(a)        Withholding Requirements . Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)        Withholding Arrangements . The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value not in excess of the maximum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a fair market value not in excess of the maximum statutory amount required to be withheld, (iv) any other method approved by the Administrator and consistent with Applicable Laws, or (v) any combination of the foregoing methods of payment. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

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(c)        Compliance With Section 409A . Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company (or any Parent or Subsidiary of the Company, as applicable) reimburse a Participant for any taxes imposed or other costs incurred as a result of Section 409A.

16.        No Effect on Employment or Service . Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the right of the Company (or any Parent, Subsidiary, or Affiliate) to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.        Date of Grant . The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.        Term of Plan . Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.

19. Amendment and Termination of the Plan.

(a)        Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)        Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)        Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

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20.        Conditions Upon Issuance of Shares.

(a)        Legal Compliance . Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)        Investment Representations . As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.        Inability to Obtain Authority . The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. federal or state law, any non-U.S. law, or the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22.        Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award shall be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws.

23.        Stockholder Approval . The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

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